Exhibit 4.5

Execution

Version

Amended and Restated Declaration of Trust

among

Bank of America Corporation,

as Sponsor,

The Bank of New York,

as Property Trustee,

The Bank of New York (Delaware),

as Delaware Trustee,

the Regular Trustees (as named herein),

and the several Holders of the Trust Securities

Dated as of February 16, 2007

of

BAC Capital Trust XIV

Bank of America Corporation

Certain Sections of this Declaration relating to Section 310 through 318,

inclusive, of the Trust

Indenture Act of 1939:

Trust Indenture Act Section		Declaration Section
§ 310	(a)(1)	8.7
	(a)(2)	8.7
	(a)(3)	8.9
	(a)(4)	2.7(a)(ii)
	(b)	8.8
	(c)	Not applicable
§ 311	(a)	8.13
	(b)	8.13
§ 312	(a)	5.7
	(b)	5.7
	(c)	5.7
§ 313	(a)	8.15(a), 8.15(b)
	(b)	8.15(b)
	(c)	12.8
	(d)	8.15(c)
§ 314	(a)	8.16
	(b)	Not applicable
	(c)(1)	8.17
	(c)(2)	8.17
	(c)(3)	Not applicable
	(d)	Not applicable
	(e)	1.1, 8.17
§ 315	(a)	8.1(a), 8.3(a)
	(b)	8.2, 12.8
	(c)	8.1(d)
	(d)	8.1(e), 8.3
	(e)	Not applicable
§ 316	(a)	Not applicable
	(a)(1)(A)	Not applicable
	(a)(1)(B)	5.16(e)
	(a)(2)	Not applicable
	(b)	5.16
	(c)	6.8
§ 317	(a)(1)	Not applicable
	(a)(2)	8.14
	(b)	5.9
§ 318	(a)	12.10
	(b)	12.10

Note: This reconciliation and tie shall not, for any purpose be deemed to be part of the Declaration.

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AMENDED AND RESTATED DECLARATION OF TRUST

- ii -

AMENDED AND RESTATED DECLARATION OF TRUST

- iii -

AMENDED AND RESTATED DECLARATION OF TRUST

- iv -

AMENDED AND RESTATED DECLARATION OF TRUST

EXHIBITS:

Exhibit A —	Original Certificate of Trust

Exhibit B —	Form of Corporate HITS Certificate

Exhibit C —	Form of Common Securities Certificate

Exhibit D —	Form of Preferred HITS Certificate

Exhibit E —	Form of Treasury HITS Certificate

- v -

AMENDED AND RESTATED DECLARATION OF TRUST

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

BAC CAPITAL TRUST XIV

THIS AMENDED AND RESTATED DECLARATION OF TRUST (“Declaration”) dated and effective as of February 16, 2007 by and among (i) Bank of America Corporation, a Delaware corporation (including any successors or assigns, the “Sponsor” or “Corporation”), (ii) The Bank of New York , a New York banking corporation, as property trustee (in such capacity, the “Property Trustee”), (iii) The Bank of New York (Delaware), a Delaware banking corporation, as Delaware trustee (in such capacity, the “Delaware Trustee”), (iv) James T. Houghton, Richard L. Nichols, Jr., and Ann J. Travis (and their respective successors), each an individual whose addresses are c/o Bank of America Corporation, NC1-007-07-06, 100 North Tryon Street, Charlotte, North Carolina, 28255, Attention: Corporate Treasury (each, a “Regular Trustee,” and collectively, the “Regular Trustees”) (the Property Trustee, the Delaware Trustee, and the Regular Trustees being referred to collectively as the “Trustees”), and (v) the holders, from time to time, of undivided beneficial interests in the assets of the Trust (as defined in the following paragraph) to be issued pursuant to this Declaration;

WHEREAS, the Delaware Trustee, the Sponsor and Karen A. Gosnell and James T. Houghton, as initial Regular Trustees, established BAC CAPITAL TRUST XIV (the “Trust”), a trust under the Delaware Statutory Trust Act, pursuant to a Declaration of Trust dated as of May 3, 2006 (the “Original Declaration”), and an accompanying Certificate of Trust filed with the Secretary of State of the State of Delaware, for the sole purpose of issuing and selling securities representing undivided beneficial interests in the assets of the Trust and investing the gross proceeds thereof in the Notes;

WHEREAS, as of the date hereof, no interests in the Trust have been issued;

WHEREAS, the Corporation and the Trustees desire to amend and restate the Declaration in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Trust to the Corporation, (ii) the issuance of Preferred HITS by the Trust and their offer and sale in a public offering pursuant to the Underwriting Agreement, (iii) the issuance of Treasury HITS and Corporate HITS in Exchange for Preferred HITS as provided in Section 5.13, (iv) the acquisition by the Trust from the Corporation of all of the right, title and interest in the Notes, and (v) the entering into by the Trust with the Corporation of the Stock Purchase Contract Agreement and, pursuant to the Stock Purchase Contracts evidenced by that agreement, the purchase by the Trust of shares of Preferred Stock on the Stock Purchase Date;

WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Delaware Statutory Trust Act and that this Declaration constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

AMENDED AND RESTATED DECLARATION OF TRUST

ARTICLE I

DEFINED TERMS

Section 1.1        Definitions.

For all purposes of this Declaration, except as otherwise expressly provided or unless the context otherwise requires:

(i) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular.

(ii) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein.

(iii) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles that are generally accepted at the date or time of such computation; provided that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Corporation.

(iv) The words “hereby”, “hereof” and “hereunder” and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision.

“Act” has the meaning specified in Section 6.9.

“Actual/360 Basis” means, for purposes of calculating the rate of Distributions, such rate calculated on the basis of a 360-day year and the number of days actually elapsed.

“Additional Distribution Date” means each March 15, June 15, September 15 and December 15 commencing on the later of the first such date on which Treasury HITS are Outstanding and June 15, 2007 (or, if any such day is not a Business Day, the next succeeding Business Day).

“Affected Class(es)” means, (i) if a proposed action or inaction or Event of Default or other relevant circumstance relates solely and specifically to Trust Property, each Class for which such Trust Property is a Corresponding Asset, (ii) if a proposed action or inaction or Event of Default or other relevant circumstance does not relate specifically and solely to Trust Property, then each Class that could reasonably be expected to be affected by the action proposed or inaction or Event of Default, and (iii) for purposes of Section 5.16 at any time, the Classes of HITS for which Notes at such time are Corresponding Assets (that is, (A) for purposes of Sections 5.16(b) and 5.16(c), until the Remarketing Settlement Date, the Preferred HITS and the Corporate HITS and, thereafter, the Corporate HITS, (B) for purposes of Section 5.16(d), the Preferred HITS and the Treasury HITS, and (C) for purposes of Section 5.16(e), (I) if the Event of Default is of the type referred to in clause (a) of the definition of that term, the Preferred HITS and the Corporate HITS until the Remarketing Settlement Date and the Corporate HITS thereafter, (II) if the Event of Default is of the type described in paragraph (b) of the definition of that term, the Preferred HITS and Treasury HITS, (III) if the Event of Default is of the type described in clause (d) of the definition of that term, the Classes of HITS that were to have been redeemed, and (IV) if the Event of Default is of the type described in any of clause (c), (e) or (f) of the definition of that term, each Class of HITS then outstanding).

AMENDED AND RESTATED DECLARATION OF TRUST

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authorized Officer” of any Person means any officer of such Person or any Person authorized by or pursuant to a resolution of the Board of Directors of such Person.

“Bank of America Deposit” has the meaning specified in the Stock Purchase Contract Agreement.

“Bankruptcy Event” means, with respect to any Person:

(a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

“Bankruptcy Laws” has the meaning specified in Section 12.9.

“Base Indenture” means the Restated Junior Subordinated Debt Securities Indenture dated as of November 1, 2001 between the Corporation and The Bank of New York Trust Company, N.A., as successor trustee.

“Board of Directors” means either the board of directors of any Person or any committee of that board of directors duly authorized to act.

“Book-Entry Transfer” means:

(a) as to HITS represented by Book-Entry HITS Certificates and as to Notes represented by global certificates that settle and clear through a Clearing Agency’s system, transfer or delivery in accordance with the rules and procedures of the applicable Clearing Agency (including, in the case of DTC if it is the Clearing Agency, book-entry deliveries through DTC’s Deposit/Withdrawal at Custodian DWAC system); and

AMENDED AND RESTATED DECLARATION OF TRUST

(b) as to U.S. Treasury securities (including Qualifying Treasury Securities), transfer or delivery in accordance with the regulations of the United States Department of the Treasury governing book-entry treasury securities, including those currently at 12 C.F.R. Part 357.

“Book-Entry HITS” means HITS the ownership and transfers of which shall be made through book entries by a Clearing Agency as provided in Section 5.11.

“Book-Entry HITS Certificate” means a HITS Certificate evidencing ownership of Book-Entry HITS.

“Business Day” means a day other than a Saturday, a Sunday, or any other day on which banking institutions and trust companies in New York, New York or Charlotte, North Carolina are authorized or required by any applicable law to close.

“Capital Treatment Event” means the reasonable determination by the Corporation that, as a result of any (i) amendment to, or change in, the laws or regulations of the United States or any political subdivision of or in the United States that is enacted or becomes effective after the initial issuance of the HITS, (ii) proposed change in those laws or regulations that is announced after the initial issuance of the HITS, or (iii) official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying such laws or regulations that is announced after the initial issuance of the HITS, there is more than an insubstantial risk of impairment of the Corporation’s ability to treat the HITS (or any substantial portion) as Tier 1 capital (or the equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve.

“Certificate” means a Corporate HITS Certificate, a Preferred HITS Certificate, a Treasury HITS Certificate or a Common Securities Certificate.

“Certificate Custodian” means, with respect to the HITS of a Class, the Securities Registrar, as custodian with respect to the Book-Entry HITS Certificates representing the HITS of such Class, or any successor entity thereto.

“Certificate of Designations” means the “Certificate of Designations of Adjustable Rate Non-Cumulative Preferred Stock, Series G of Bank of America Corporation”, dated February 15, 2007, setting forth the resolutions of the Corporation’s Board of Directors fixing the designations, voting powers, preferences and relative, participating and other special rights, and qualifications, limitations and restrictions thereof of the shares of the Preferred Stock as a new series of the Corporation’s preferred stock.

“Certificate of Trust” has the meaning specified in the recitals hereof, as amended from time to time.

“Class” means each of the Preferred HITS, the Treasury HITS, the Corporate HITS and the Common Securities, each as a class of beneficial interests in the Trust.

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act. DTC will be the initial Clearing Agency.

“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

AMENDED AND RESTATED DECLARATION OF TRUST

“Closing Date” means February 16, 2007, which date also is the date of execution and delivery of this Declaration.

“Collateral Account” has the meaning specified in the Collateral Agreement.

“Collateral Agent” means The Bank of New York Trust Company, N.A., as Collateral Agent under the Collateral Agreement until a successor Collateral Agent shall have been appointed and qualified pursuant to the applicable provisions of the Collateral Agreement, and thereafter “Collateral Agent” shall mean the Person who is then the Collateral Agent thereunder.

“Collateral Agreement” means the Collateral Agreement, dated as of the date hereof, among the Corporation, the Collateral Agent, the Custodial Agent, the Securities Intermediary, the Trust (acting through the Property Trustee) and the Securities Registrar for the HITS, as amended from time to time.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Common Securities Certificate” means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

“Common Security” means a beneficial interest in the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Contingent Disposition Election” has the meaning specified in Section 5.14(a)(ii).

“Contingent Exchange Election” has the meaning specified in Section 5.14(a)(i).

“Contract Payments” has the meaning specified in the Stock Purchase Contract Agreement.

“Corporate HITS” means a beneficial interest in the Trust, having a Liquidation Amount of $1,000 per Corporate HITS and having the rights provided for Corporate HITS in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Corporate HITS Certificate” means a certificate evidencing ownership of Corporate HITS, substantially in the form attached as Exhibit B.

“Corporate HITS Distribution Date” means (i) each March 15 and September 15, commencing on the later of the first such date on which Corporate HITS are Outstanding and September 15, 2007 and continuing through and including the last such date to occur prior to the Remarketing Settlement Date for a Successful Remarketing, and (ii) thereafter for so long as Corporate HITS remain outstanding, each day that is an interest payment date for the Notes.

“Corporate HITS Distribution Rate” means (i) from the Closing Date to but not including the Remarketing Settlement Date for a Successful Remarketing or, in the event of a Failed Remarketing, the Stock Purchase Date, 5.48% per annum (calculated on a 30/360 Basis), and (ii) thereafter for so long as Corporate HITS remain outstanding, the rate per annum corresponding to interest payments by the Corporation on the Notes.

AMENDED AND RESTATED DECLARATION OF TRUST

“Corporate HITS Redemption Date” means, with respect to any Corporate HITS to be redeemed, the date fixed for such redemption by or pursuant to this Declaration; provided that (i) each Note Redemption Date shall be a Corporate HITS Redemption Date for a Like Amount of Corporate HITS and (ii) if a Successful Remarketing occurs, the first Business Day after the Stock Purchase Date shall be a Corporate HITS Redemption Date for a redemption in kind pursuant to Section 4.2(c).

“Corporate HITS Redemption Price” means, with respect to a redemption of Corporate HITS for a Redemption Price payable in cash pursuant to Section 4.2(b) and the related Corporate HITS Redemption Date, the redemption price for a Like Amount of Notes redeemed on such date in accordance with the Indenture.

“Corresponding Assets” means, with respect to each $1,000 Liquidation Amount of Trust Securities:

(a) in the case of Preferred HITS and Common Securities, (i) from the Time of Delivery to but not including the Remarketing Settlement Date for a Successful Remarketing, $1,000 principal amount of Pledged Notes and a  1/100th interest in a Stock Purchase Contract, (ii) from and including the Remarketing Settlement Date for a Successful Remarketing to but not including the Stock Purchase Date, the Bank of America Deposit made with the net proceeds of each $1,000 principal amount of Pledged Notes sold in such Successful Remarketing on such Remarketing Settlement Date and a  1/100th interest in a Stock Purchase Contract, and (iii) from and including the Stock Purchase Date and thereafter for so long as Preferred HITS are outstanding,  1/100th of a share of Preferred Stock;

(b) in the case of Treasury HITS, (i) from the date of issuance for each Treasury HITS to but not including the Stock Purchase Date, $1,000 principal amount of Pledged Treasury Securities and a  1/100th interest in a Stock Purchase Contract, and (ii) from and including the Stock Purchase Date and thereafter for so long as Treasury HITS are outstanding,  1/100th of a share of Preferred Stock, subject to Section 4.8; and

(c) in the case of Corporate HITS, from the date of issuance for each Corporate HITS, $1,000 principal amount of Notes, subject to Section 5.14.

“Corporate Trust Office” means when used with respect to each of the Property Trustee and the Note Trustee, the principal office which at any particular time such entity’s corporate trust business shall be principally administered, which office at the date hereof is located at, (i) with respect to the Property Trustee, The Bank of New York, 101 Barclay Street, 8 West, New York, New York 10286, facsimile: (904) 645-1921, Attention: Corporate Trust Administration and (ii) with respect to the Note Trustee, the Bank of New York Trust Company, N.A., 10161 Centurion Parkway, 2nd Floor, Jacksonville, Florida 32256, facsimile: (904) 645-1921, Attention: Corporate Trust Administration.

“Custodial Agent” means The Bank of New York Trust Company, N.A., as Custodial Agent under the Collateral Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Collateral Agreement, and thereafter “Custodial Agent” shall mean the Person who is then the Custodial Agent thereunder.

“Custody Account” has the meaning specified in the Collateral Agreement.

“Declaration” means this Amended and Restated Declaration, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits, and (ii) for all purposes of this Declaration and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration and any such modification, amendment or supplement, respectively.

AMENDED AND RESTATED DECLARATION OF TRUST

“Deferred Contract Payment Amount” means, at any time for each $100,000 stated amount of Stock Purchase Contracts, the amount of the Contract Payments accrued on such stated amount that has been deferred and not paid by reason of the Sponsor’s exercise of its right to defer payment of Contract Payments pursuant to Section 2.7 of the Stock Purchase Contract Agreement, together with interest accrued on such amount in accordance with the terms of the Stock Purchase Contract Agreement.

“Deferred Note Interest Amount” means, at any time for each $1,000 principal amount of Notes, the amount of interest accrued on such principal amount that has been deferred and not paid by reason of the Corporation’s exercise of its right to defer payment of interest pursuant to Section 2.13 of the Base Indenture or Section 2.7 of the Fourteenth Supplemental Indenture, together with interest accrued on such amount in accordance with the terms of the Indenture and the Fourteenth Supplemental Indenture.

“Definitive HITS Certificates” means either or both (as the context requires) of (i) HITS Certificates issued as Book-Entry HITS Certificates as provided in Section 5.11, and (ii) HITS Certificates issued in certificated, fully registered form as provided in Sections 5.11(d) through 5.11(f) or Section 5.15.

“Delaware Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et seq., as it may be amended from time to time.

“Delaware Trustee” means the Person identified as the “Delaware Trustee” in the preamble to this Declaration, solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as herein provided.

“Direct Action” has the meaning specified in Section 5.16(c) and Section 5.16(d).

“Distribution Date” means an Additional Distribution Date, a Corporate HITS Distribution Date or a Regular Distribution Date.

“Distribution Period” means:

(i) with respect to Preferred HITS, Treasury HITS and Common Securities, each period of time beginning on a Regular Distribution Date (or the Closing Date in the case of the Distribution Period ending in September 2007) and continuing to but not including the next succeeding Regular Distribution Date for such Class; and

(ii) with respect to Corporate HITS, each period of time beginning on a Corporate HITS Distribution Date (or the Closing Date in the case of the Distribution Period ending in September 2007) and continuing to but not including the next succeeding Corporate HITS Distribution Date.

“Distributions” means amounts payable in respect of the Trust Securities as provided in Section 4.1.

“Dividend Payment Date” has the meaning specified in the Certificate of Designations.

“DTC” means The Depository Trust Company.

AMENDED AND RESTATED DECLARATION OF TRUST

“Early Dissolution Event” has the meaning specified in Section 9.2.

“Early Settlement Event” has the meaning specified in the Fourteenth Supplemental Indenture.

“Event of Default” means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) the occurrence of a Note Event of Default; or

(b) the occurrence of a Preferred Stock Default; or

(c) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

(d) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

(e) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Declaration (other than those specified in clause (b) or (c) above) and continuation of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Trustees and to the Sponsor by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding HITS a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(f) the occurrence of a Bankruptcy Event with respect to the Property Trustee if a successor Property Trustee has not been appointed within 90 days thereof.

“Excess Proceeds Distribution” means the distribution that each Holder of Treasury HITS shall receive on each Additional Distribution Date on a pro rata basis from the Trust of the amount by which the proceeds of the Qualifying Treasury Securities pledged by the Trust in respect of Stock Purchase Contracts maturing at least one Business Day prior to such date exceed the amount required to purchase replacement Qualifying Treasury Securities.

“Exchange” has the meaning specified in Section 5.13(a).

“Exchange Act” means the Securities Exchange Act of 1934, and any successor statute thereto, in each case as amended from time to time.

“Exchange Period” means the Collateral Agent’s and the Securities Registrar’s normal business hours on any Business Day other than (i) any day in March, June, September or December that is on or after the 1st day of such month through the 15th day of such month (or the next Business Day if the 15th day is not a Business Day) or (ii) the period from 3:00 p.m., New York City time, on the second Business Day before the first day of any Remarketing Period to but not including the Business Day after the last day of that Remarketing Period.

“Failed Remarketing” has the meaning specified in the Fourteenth Supplemental Indenture.

“Federal Reserve” means the (i) Board of Governors of the Federal Reserve System, as from time to time constituted, or if at any time after the execution of this Declaration the Federal Reserve is not

AMENDED AND RESTATED DECLARATION OF TRUST

existing and performing the duties now assigned to it, then the bodies performing such duties at such time, or the Federal Reserve Bank of Richmond, or (ii) any successor Federal reserve bank (or successor body performing such duties) having primary jurisdiction over the Sponsor.

“Final Remarketing” has the meaning specified in the Fourteenth Supplemental Indenture.

“Fourteenth Supplemental Indenture” means the Fourteenth Supplemental Indenture to the Base Indenture, dated as of the date hereof, between the Corporation and the Note Trustee, as amended or supplemented from time to time.

“Guarantee Agreements” means collectively (i) the Guarantee Agreement executed and delivered by the Sponsor and The Bank of New York, as guarantee trustee, contemporaneously with the execution and delivery of this Declaration, for the benefit of the holders of the HITS, as amended from time to time; and (ii) the Trust Common Securities Guarantee Agreement by and among the Trust and the Sponsor, as guarantor for the benefit of the holders of the Trust Common Securities, as amended from time to time.

“HITS” means each of the Preferred HITS, the Treasury HITS and the Corporate HITS.

“HITS Certificate” means a Preferred HITS Certificate, a Treasury HITS Certificate or a Corporate HITS Certificate.

“Holder” means, with respect to a Trust Security, the Person in whose name the Trust Security evidenced by a Certificate is registered in the Security Register (and any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Statutory Trust Act); provided, however, that solely for the purpose of determining whether the Holders of the requisite number of HITS have voted on any matter (and not for any other purpose hereunder), if the HITS remains in the form of one or more Book-Entry HITS Certificates and if the Clearing Agency (or its nominee) that is the registered holder of such Book-Entry HITS Certificate has sent an omnibus proxy assigning voting rights to the Clearing Agency Participants to whose accounts the HITS are credited on the record date, the term “Holder” shall mean such Clearing Agency Participant acting at the direction of the Owners.

“Indemnified Person” has the meaning specified in Section 8.6(c).

“Indenture” means the Base Indenture and the Fourteenth Supplemental Indenture, taken together.

“Investment Company Act” means the Investment Company Act of 1940, or any successor statute thereto, in each case as amended from time to time.

“Investment Company Event” means the receipt by the Sponsor and the Trust of an opinion of counsel experienced in matters relating to investment companies to the effect that, as a result of any change in law or regulation or change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or will be considered an investment company that is required to be registered under the Investment Company Act, which change becomes effective on or after the original issuance of the HITS.

“Lien” means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

AMENDED AND RESTATED DECLARATION OF TRUST

“Like Amount” means:

(a) with respect to a distribution of Notes to Holders of Preferred HITS, Corporate HITS or Common Securities in connection with a dissolution or liquidation of the Trust or a redemption in kind of Corporate HITS pursuant to Section 4.2(c), Notes having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Notes are distributed;

(b) with respect to a distribution of Pledged Treasury Securities to Holders of Treasury HITS in connection with a dissolution or liquidation of the Trust, Pledged Treasury Securities having a principal amount equal to the Liquidation Amount of the Treasury HITS to whom such Pledged Treasury Securities are distributed;

(c) with respect to a distribution of Preferred Stock or fractional interests in Preferred Stock to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Preferred Stock or a fractional interest in a share of Preferred Stock (which may be effected by the Trust through the creation of depositary shares) having a liquidation preference equal to the Liquidation Amount of the Trust Securities of the Holder to whom such shares of Preferred Stock or a fractional interest in a share of Preferred Stock (including through a depositary share) are distributed;

(d) with respect to a redemption of Preferred Stock, 1/100th of a share of Preferred Stock for each Preferred HITS or Common Security;

(e) with respect to an Exchange of Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS pursuant to Section 5.13(b), a number of Treasury HITS and a number of Corporate HITS in each case equal to the number of Preferred HITS included in such Exchange (e.g., if 1,000 Preferred HITS are being Exchanged, the Holder will receive 1,000 Treasury HITS and 1,000 Corporate HITS in accordance with and subject to Section 5.13);

(f) with respect to an Exchange of Treasury HITS and Corporate HITS for Preferred HITS and Qualifying Treasury Securities, a number of Preferred HITS equal to the number of Treasury HITS and the number of Corporate HITS being Exchanged (e.g., if 1,000 Treasury HITS and 1,000 Corporate HITS are being Exchanged, the Holder will receive upon the Exchange 1,000 Preferred HITS together with $1,000,000 principal amount of Qualifying Treasury Securities released from the Pledge, in accordance with and subject to Section 5.13(e));

(g) with respect to Notes (including Pledged Notes as applicable) being deposited or delivered in connection with an Exchange, Notes having a principal amount equal to $1,000 for each Preferred HITS involved in the Exchange;

(h) with respect to Section 5.16(c), $1,000 principal amount of Notes for each $1,000 Liquidation Amount of HITS of each Affected Class; and

(i) with respect to Section 5.16(d), 1/100th of a Stock Purchase Contract with its stated amount of $100,000 for each $1,000 Liquidation Amount of HITS of the Affected Classes.

“Liquidation Amount” means the stated amount of $1,000 per Trust Security.

“Liquidation Date” means the date of the distribution of the assets of the Trust to Holders pursuant to Section 9.4.

“Liquidation Distribution” has the meaning specified in Section 9.4(d).

AMENDED AND RESTATED DECLARATION OF TRUST

“Majority in Liquidation Amount” means as to a Class or Classes of Trust Securities, except as provided by the Trust Indenture Act, Trust Securities of such Class or Classes representing more than 50% of the aggregate Liquidation Amount of all Outstanding Trust Securities of such Class or Classes.

“Note Event of Default” has the meaning specified in Section 2.10 of the Fourteenth Supplemental Indenture.

“Note Purchase Agreement” means the Note Purchase Agreement dated as of February 12, 2007 for the purchase of the Notes by the Trust, executed and delivered by the Corporation and a Regular Trustee on behalf of the Trust.

“Note Redemption Date” means, with respect to any Notes to be redeemed under the Indenture, the date fixed for redemption of such Notes under the Indenture.

“Note Redemption Price” means, with respect to any Notes to be redeemed under the Indenture, the Redemption Price for such redemption and related Note Redemption Date determined in accordance with the Indenture.

“Note Trustee” means The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York, solely in its capacity as trustee pursuant to the Indenture and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as provided in the Indenture.

“Notes” means the $850,100,000 initial aggregate principal amount of the Corporation’s Remarketable Fixed Rate Junior Subordinated Notes due 2043 issued pursuant to the Indenture.

“Notice of Contingent Disposition Election” has the meaning specified in Section 5.14(f).

“Notice of Contingent Exchange Election” has the meaning specified in Section 5.14(d)(i).

“Officers’ Certificate” means, with respect to any Person, a certificate signed by any two Authorized Officers of such Person. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

(a) a statement by each officer signing the Officers’ Certificate that such officer has read the covenant or condition and the definitions relating thereto;

(b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officers’ Certificate;

(c) a statement that such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for or an employee of the Corporation or any Affiliate of the Corporation.

“Original Declaration” has the meaning specified in the recitals to this Declaration.

AMENDED AND RESTATED DECLARATION OF TRUST

“Outstanding,” when used with respect to Trust Securities of a Class, means, as of the date of determination, all Trust Securities of such Class theretofore executed and delivered under this Declaration, except:

(a) Trust Securities of such Class theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

(b) Trust Securities of such Class for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent; provided that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration; and

(c) Trust Securities of such Class that have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Sections 5.4, 5.5, 5.11 and 5.13;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding HITS of a Class have given any request, demand, authorization, direction, notice, consent or waiver hereunder, HITS of such Class owned by the Corporation, any Trustee, or any Affiliate of the Corporation or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only HITS of such Class that such Trustee actually knows to be so owned shall be so disregarded, and (b) the foregoing shall not apply at any time when all of the Outstanding HITS of such Class are owned by the Corporation, one or more of the Trustees, and/or any such Affiliate. HITS of a Class so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Regular Trustees the pledgee’s right so to act with respect to such HITS and that the pledgee is not the Corporation or any Affiliate of the Corporation.

“Owner” means each Person who is the beneficial owner of Book-Entry HITS as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

“Paying Agent” means any paying agent or co-paying agent appointed pursuant to Section 5.9 and shall initially be The Bank of New York Trust Company, N.A.

“Payment Account” means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee initially with The Bank of New York Trust Company, N.A. (in its corporate capacity and not as Paying Agent), in its trust department for the benefit of the Holders in which all amounts paid in respect of the Notes, the Stock Purchase Contracts and the Preferred Stock will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2. After the Stock Purchase Date, the Payment Account may at any time be established with any commercial bank by the Property Trustee.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Pledge” means the pledge under the Collateral Agreement of Notes or Qualifying Treasury Securities, as the case may be.

AMENDED AND RESTATED DECLARATION OF TRUST

“Pledged Notes” has the meaning specified in the Collateral Agreement.

“Pledged Treasury Securities” has the meaning specified in the Collateral Agreement.

“Predecessor Corporate HITS Certificate” of any particular Corporate HITS Certificate means every previous Corporate HITS Certificate evidencing all or a portion of the rights and obligations of the Corporation and the Holder under the Corporate HITS evidenced thereby; and, for the purposes of this definition, any Corporate HITS Certificate delivered under Section 5.5 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Corporate HITS Certificate shall be deemed to evidence the same rights and obligations of the Corporation and the Holder as the mutilated, destroyed, lost or stolen Corporate HITS Certificate.

“Predecessor Certificate” means a Predecessor Preferred HITS Certificate, a Predecessor Treasury HITS Certificate or a Predecessor Corporate HITS Certificate, as applicable.

“Predecessor Preferred HITS Certificate” of any particular Preferred HITS Certificate means every previous Preferred HITS Certificate evidencing all or a portion of the rights and obligations of the Corporation and the Holder under the Preferred HITS evidenced thereby; and, for the purposes of this definition, any Preferred HITS Certificate delivered under Section 5.5 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Preferred HITS Certificate shall be deemed to evidence the same rights and obligations of the Corporation and the Holder as the mutilated, destroyed, lost or stolen Preferred HITS Certificate.

“Predecessor Treasury HITS Certificate” of any particular Treasury HITS Certificate means every previous Treasury HITS Certificate evidencing all or a portion of the rights and obligations of the Corporation and the Holder under the Treasury HITS evidenced thereby; and, for the purposes of this definition, any Treasury HITS Certificate delivered under Section 5.5 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Treasury HITS Certificate shall be deemed to evidence the same rights and obligations of the Corporation and the Holder as the mutilated, destroyed, lost or stolen Treasury HITS Certificate.

“Preferred HITS” means a beneficial interest in the Trust, having a Liquidation Amount of $1,000 and having the rights provided for Preferred HITS in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Preferred HITS Certificate” means a certificate evidencing ownership of Preferred HITS, substantially in the form attached as Exhibit D.

“Preferred HITS Distribution Rate” means (i) from the Closing Date to but not including the later of March 15, 2012 and the Stock Purchase Date (and for each related Distribution Period), 5.63% per annum (calculated on an  30/360 Basis) on a cumulative basis for each Regular Distribution Date to and including the Stock Purchase Date; and (ii) thereafter, for each Distribution Period and related Regular Distribution Date, the greater of (A) Three-Month LIBOR for such Distribution Period plus 0.40% and (B) 4.00% (calculated on an Actual/360 Basis) on a non-cumulative basis.1

“Preferred HITS Redemption Date” means, with respect to any Preferred HITS to be redeemed, the date fixed for such redemption by or pursuant to this Declaration; provided that each Preferred Stock Redemption Date shall be a Redemption Date for a like amount of Preferred HITS.

[1]	Clause (i) is the sum of the per annum interest rate on the Notes and the per annum Contract Payments rate; clause (ii) is the per annum dividend rate on the Preferred Stock.

AMENDED AND RESTATED DECLARATION OF TRUST

“Preferred HITS Redemption Price” means, with respect to any Preferred HITS and Common Securities and the related Preferred HITS Redemption Date, the liquidation amount for a Like Amount of Preferred Stock redeemed in accordance with the Certificate of Designations plus accumulated and unpaid distributions to but excluding the Redemption Date.

“Preferred Stock” means the Adjustable Rate Non-Cumulative Preferred Stock, Series G, $100,000 liquidation preference per share, no par value, of the Sponsor.

“Preferred Stock Default” means the failure of the Corporation to comply in any material respect with any of its obligations (i) under the Stock Purchase Contract Agreement or (ii) as issuer of the Preferred Stock, including in the Certificate of Designations, the Corporation’s certificate of incorporation, or arising under applicable law.

“Preferred Stock Redemption Date” means, with respect to any shares of Preferred Stock to be redeemed under the Certificate of Designations, the date fixed for redemption of such shares under the Certificate of Designations.

“Proceeds” has the meaning specified in the Collateral Agreement.

“Property Trustee” means the Person identified as the “Property Trustee” in the preamble to this Declaration, solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

“Prospectus” means the prospectus supplement, dated February 12, 2007, to the prospectus dated May 5, 2006, of the Corporation and the Trust relating to the offering of the Preferred HITS.

“Qualifying Treasury Securities” has the meaning specified in Section 10.1.

“Recombination Notice and Request” has the meaning specified in Section 5.13(d)(ii).

“Redemption Date” means a Preferred HITS Redemption Date or a Corporate HITS Redemption Date, as applicable.

“Redemption Price” means, (i) with respect to a redemption of Preferred HITS, the Preferred HITS Redemption Price, and (ii) with respect to a redemption of Corporate HITS, the Corporate HITS Redemption Price.

“Regular Distribution Date” means:

(a) each March 15 and September 15 occurring prior to and including the later of March 15, 2012 and the Stock Purchase Date, commencing on September 15, 2007 (or, in the case of Treasury HITS, the first such date on which Treasury HITS are outstanding);

(b) after the later of March 15, 2012 and the Stock Purchase Date, each March 15, June 15, September 15 and December 15; and

(b) the Stock Purchase Date if not otherwise a Regular Distribution Date;

provided, however, that the last Regular Distribution Date for the Treasury HITS shall be the Stock Purchase Date (except to the extent subordinated notes relating to deferred interest are outstanding); and provided that if any Regular Distribution Date is not a Business Day, the Regular Distribution Date shall be the next Business Day.

AMENDED AND RESTATED DECLARATION OF TRUST

“Regular Trustee” means each of the individuals identified as a “Regular Trustee” in the preamble to this Declaration solely in such individual’s capacity as Regular Trustee of the Trust and not in such individual’s individual capacity, or such Regular Trustee’s successor in interest in such capacity, or any successor trustee appointed as herein provided.

“Relevant Trustee” shall have the meaning specified in Section 8.10.

“Remarketing” has the meaning specified in the Fourteenth Supplemental Indenture.

“Remarketing Agent” means, as to a Remarketing and Remarketing Agreement, the remarketing agent and any successor or replacement remarketing agent appointed by the Corporation.

“Remarketing Agent’s Fee” means, as to the Remarketing Agent and a Remarketing, the fee provided for in the Remarketing Agreement.

“Remarketing Agreement” means the Remarketing Agreement to be entered into prior to the first Remarketing among the Corporation, the Trust (acting through the Property Trustee) and the Remarketing Agent, as amended or supplemented from time to time.

“Remarketing Period” has the meaning specified in the Fourteenth Supplemental Indenture.

“Remarketing Settlement Date” has the meaning specified in the Fourteenth Supplemental Indenture.

“Reset Rate” has the meaning specified in the Fourteenth Supplemental Indenture (and is the interest rate applicable to the Notes and the Corporate HITS Distribution Rate commencing on the Remarketing Settlement Date).

“Responsible Officer” means, with respect to any Trustee other than a Regular Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Declaration.

“Securities Act” means the Securities Act of 1933, and any successor statute thereto, in each case as amended from time to time.

“Securities Intermediary” means The Bank of New York Trust Company, N.A., as Securities Intermediary under the Collateral Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of the Collateral Agreement, and thereafter “Securities Intermediary” shall mean such successor or any subsequent successor who is appointed pursuant to the Collateral Agreement.

“Securities Register” has the meaning specified in Section 5.4.

AMENDED AND RESTATED DECLARATION OF TRUST

“Securities Registrar” means the transfer agent and registrar designated by the Regular Trustees for the Trust Securities pursuant to Section 5.4.

“Special Event” means a Tax Event, Capital Treatment Event or an Investment Company Event.

“Splitting Notice and Request” has the meaning specified in Section 5.13(b)(iii).

“Sponsor” has the meaning specified in the preamble to this Declaration.

“Stock Purchase Contract” has the meaning specified in the Stock Purchase Contract Agreement.

“Stock Purchase Contract Agreement” means the Stock Purchase Contract Agreement, dated as of the date hereof, between the Corporation and the Property Trustee (acting on behalf of the Trust).

“Stock Purchase Date” has the meaning specified in the Stock Purchase Contract Agreement.

“Subscription Agreement” means the Subscription Agreement dated as of February 12, 2007 for the purchase of Common Securities by the Corporation, executed and delivered by the Corporation and a Regular Trustee on behalf of the Trust.

“Successful” has the meaning specified in the Fourteenth Supplemental Indenture.

“Successor Securities” has the meaning specified in Section 9.5.

“Tax Event” means the Trust or the Corporation has requested and received an opinion of counsel (which may be the Corporation’s counsel or counsel of an Affiliate but not an employee and which must be reasonably acceptable to the Property Trustee) experienced in tax matters to the effect that, as a result of any (i) amendment to or change in the laws or regulations of the United States or any political subdivision or taxing authority of or in the United States that is enacted or becomes effective after the initial issuance of the HITS; (ii) proposed change in those laws or regulations that is announced after the initial issuance of the HITS; or (iii) official administrative decision or judicial decision or administrative action or other administrative pronouncement interpreting or applying those laws or regulations, including revocation of an existing pronouncement, that is announced or communicated to the Corporation or the Trust in respect of the HITS after the initial issuance of the HITS, there is more than an insubstantial risk that: (a) the Trust is, or will be, subject to United States federal income tax with respect to income received or accrued on any assets held by the Trust; (b) interest payable by the Corporation on the Notes is not, or will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes; or (c) the Trust is, or will be, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

“30/360 Basis” means, for purposes of calculation a rate for Distributions, such rate calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Three-Month LIBOR” means, for any Distribution Period, “Three-Month LIBOR” for the corresponding Dividend Period as defined in and determined pursuant to the Certificate of Designations.

“Time of Delivery” means February 16, 2007.

“Transaction Agreements” means each of the Collateral Agreement, the Guarantee Agreements, the Base Indenture, the Fourteenth Supplemental Indenture, the Notes, the Remarketing Agreement, the Stock Purchase Contract Agreement, the Underwriting Agreement, the Note Purchase Agreement, the

AMENDED AND RESTATED DECLARATION OF TRUST

Replacement Capital Covenant, dated as of the date hereof, by the Corporation in favor of and for the benefit of each Covered Debtholder (as defined therein), and any other agreement determined by a Trustee to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Declaration.

“Treasury HITS” means a beneficial interest in the Trust, having a Liquidation Amount of $1,000 and having the rights provided for Treasury HITS in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Treasury HITS Certificate” means a certificate evidencing ownership of Treasury HITS, substantially in the form attached as Exhibit E.

“Treasury HITS Distribution Rate” means 0.15% per annum accruing for each Treasury HITS from the Regular Distribution Date immediately preceding its issuance, on a cumulative basis.

“Treasury HITS Treasury Roll Over Amount” means, for each Additional Distribution Date on which Treasury HITS are Outstanding, an amount per $1,000 of Treasury HITS equal to the excess (if any) of $1,000 (which is the principal amount of Pledged Treasury Securities per Treasury HITS maturing at least one but not more than six Business Days prior to such date) over the amount required to be expended by the Collateral Agent to purchase Qualifying Treasury Securities maturing at least one Business Day prior to that Additional Distribution Date.

“Trust” means the Delaware statutory trust known as “BAC Capital Trust XIV”, which was created under the Delaware Statutory Trust Act pursuant to the Original Declaration and the filing of the Certificate of Trust, and continued pursuant to this Declaration.

“Trustees” means, collectively, the Property Trustee, the Delaware Trustee, and the Regular Trustees.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

“Trust Property” means (a) the Notes for so long as they are owned by the Trust in accordance with this Declaration, (b) the Stock Purchase Contracts, (c) the Preferred Stock once acquired by the Trust pursuant to the Stock Purchase Contracts, (d) treasury securities (that are required to be Qualifying Treasury Securities when delivered) delivered to the Property Trustee (or the Collateral Agent) pursuant to Section 5.13 or Section 5.14, (e) the rights of the Trust under the Transaction Agreements, and (f) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the Declaration.

“Trust Security” means any one of the Common Securities or any of the three Classes of the HITS.

“Trust Securities Certificate” means any one of the Common Securities Certificates or the HITS Certificates.

“Underwriting Agreement” means the Underwriting Agreement, dated February 12, 2007, among the Trust, the Corporation and the underwriters named therein.

AMENDED AND RESTATED DECLARATION OF TRUST

“United States Person” means, for U.S. federal income tax purposes, a citizen or resident of the United States, a domestic partnership, a domestic corporation, an estate the income of which is subject to U.S. federal income taxation regardless of its source, and a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust, and (ii) one or more United States persons have the authority to control all substantial decisions of the trust.

ARTICLE II

CONTINUATION OF THE TRUST; ISSUANCE OF HITS; AND RELATED MATTERS

Section 2.1        Name.

The trust continued hereby shall be known as “BAC Capital Trust XIV,” as such name may be modified from time to time by the Regular Trustees following written notice to the Holders and the other Trustees, in which name the Regular Trustees and the other Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

Section 2.2         Office of the Delaware Trustee; Principal Place of Business.

The address of the Delaware Trustee in the State of Delaware is The Bank of New York (Delaware), 100 White Clay Center, Route 273, Newark, Delaware 19711, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Sponsor, the Property Trustee and the Regular Trustees. The principal executive office of the Trust is c/o Bank of America Corporation, NC1-007-07-06, 100 North Tryon Street, Charlotte, North Carolina, 28255, Attention: Corporate Treasury—Securities Administration.

Section 2.3        Initial Contribution of Trust Property; Organizational Expenses.

The Trustees acknowledge receipt from the Sponsor in connection with the Original Declaration of the sum of $10, which constituted the initial Trust Property. The Sponsor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Sponsor shall not make any claim upon the Trust Property for the payment of such expenses.

Section 2.4        Issuance of the HITS.

(a) On February 12, 2007, the Regular Trustees, on behalf of the Trust, and the Sponsor executed and delivered the Underwriting Agreement, which action is hereby authorized, approved, ratified and confirmed in all respects. Contemporaneously with the execution and delivery of this Declaration, a Regular Trustee, on behalf of the Trust, in connection with the execution and delivery on such date of 850,000 Preferred HITS to the underwriters named in the Underwriting Agreement, shall execute in accordance with Section 5.3 and deliver to the Clearing Agency a Preferred HITS Certificate or Certificates that are Book-Entry HITS Certificates, registered in the name of the Clearing Agency (or its nominee) representing 850,000 Preferred HITS, against payment of $1,000 per Preferred HITS or $850,000,000 in the aggregate, net of the applicable underwriting discount determined in accordance with the Underwriting Agreement, as the purchase price therefor in immediately available funds, which funds such Regular Trustee shall promptly deliver to the Property Trustee or its designee. On any one or more dates after the execution and delivery of this Declaration additional Preferred HITS Certificates or

AMENDED AND RESTATED DECLARATION OF TRUST

Certificates that are Book-Entry HITS Certificates representing Preferred HITS may be issued in accordance with this Section 2.4(a), executed in accordance with Section 5.3 and delivered to the Clearing Agency, registered in the name of the nominee of the Clearing Agency (or its nominee), against payment of $1,000 per Preferred HITS plus accumulated Distributions, net of the applicable underwriting discount determined in accordance with the terms of an underwriting agreement to be entered into by the Regular Trustees, on behalf of the Trust, the Sponsor and the underwriters named therein, as the purchase price therefore in immediately available funds, which funds such Regular Trustee shall promptly deliver to the Property trustee or its designee; provided, however, that the total Liquidation Amount of additional Preferred HITS to be so issued may not exceed $450,000,000. Such additional Preferred HITS may be issued at a different offering price and accrue distributions from a different date than the Preferred HITS being issued hereby.

(b) On the date on which a Regular Trustee, on behalf of the Trust executes and delivers a Preferred HITS Certificate pursuant to Section 2.4(a), such Regular Trustee shall also execute in accordance with Section 5.3 and deliver to the Clearing Agency or the Certificate Custodian two additional Book-Entry HITS Certificates, one of which shall be a Corporate HITS Certificate and the other of which shall be a Treasury HITS Certificate, each representing up to a maximum number of Corporate HITS or Treasury HITS, as applicable, that is the same as the number of Preferred HITS evidenced by the Certificate contemporaneously issued as a Book-Entry HITS Certificate pursuant to Section 2.4(a). In connection with any subsequent issuance of Preferred HITS as set forth in the third sentence of Section 2.4(a), a Regular Trustee, on behalf of the Trust, contemporaneously with any such additional issuance, shall execute in accordance with Section 5.3 and deliver to the Clearing Agency or the Certificate Custodian two additional Book-Entry Certificates, one of which shall be a Corporate HITS Certificate and the other of which shall be a Treasury HITS Certificate, each representing up to a maximum number of Corporate HITS or Treasury HITS, as applicable that is the same as the number of Preferred HITS as evidenced by the Certificate contemporaneously issued as a Book-Entry HITS Certificate pursuant to Section 2.4(a) in connection with such subsequent issuance.

(c) In order to give effect to Exchanges, the Securities Registrar may, as provided in Section 5.11, endorse Book-Entry HITS Certificates to reduce or increase the number of Preferred HITS, Treasury HITS or Corporate HITS evidenced by each such Book-Entry HITS Certificate, provided that no such endorsement shall result in a Book-Entry HITS Certificate evidencing a number of Preferred HITS, Treasury HITS or Corporate HITS exceeding the maximum number set forth on the face of such Certificate.

Section 2.5        Issuance of the Common Securities; Subscription and Purchase of Notes.

Contemporaneously with the execution and delivery of this Declaration, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.3 and deliver to the Sponsor a Common Securities Certificate, registered in the name of the Sponsor, evidencing 100 Common Securities, each having a Liquidation Amount of $1,000 and having an aggregate Liquidation Amount of $100,000, against payment by the Sponsor of the purchase price therefor in immediately available funds, which amount such Regular Trustee shall promptly deliver to the Property Trustee or its designee. Contemporaneously therewith, a Regular Trustee, on behalf of the Trust, shall (x) subscribe to and purchase from the Corporation the Notes registered in the name of the Property Trustee on behalf of the Trust and having an aggregate initial principal amount equal to $850,100,000, (y) shall deliver to the Corporation the purchase price therefor (being the sum of the amounts delivered to the Property Trustee or its designee pursuant to (i) the second sentence of Section 2.4 and (ii) the first sentence of this Section 2.5), and (z) shall instruct the Corporation to deliver the Notes to the Collateral Agent for deposit in the Collateral Account. In connection with any subsequent issuance of Preferred HITS as set forth in

AMENDED AND RESTATED DECLARATION OF TRUST

the third sentence of Section 2.4(a), a Regular Trustee, on behalf of the Trust, contemporaneously with any such additional issuance, shall subscribe to and purchase from the Corporation Notes, registered in the name of the Property Trustee and having an aggregate principal amount equal to the aggregate Liquidation Amount of the additional Preferred HITS being issued by the Trust pursuant to the third sentence of Section 2.4(a) against payment of a purchase price equal to the aggregate purchase price of the Preferred HITS being so issued.

Section 2.6        Declaration.

The exclusive purposes and functions of the Trust are and the Trust shall have the power and authority (a) to issue and sell Trust Securities, (b) to use the gross proceeds from such sale to invest in and purchase the Notes, (c) to enter into and perform its obligations under the Transaction Agreements (including, on the Stock Purchase Date, to purchase Preferred Stock pursuant to the Stock Purchase Contracts), (d) to hold the Notes and certain U.S. Treasury securities and the Bank of America Deposit and pledge them to secure the Trust’s obligations under the Stock Purchase Contracts, and (e) to engage in those activities necessary or incidental thereto. The Sponsor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property upon and subject to the conditions set forth herein for the benefit of the Trust and the Holders. The Regular Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Property Trustee or the Regular Trustees, or any of the duties and responsibilities of the Trustees generally, set forth herein. The Delaware Trustee shall be one of the trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807(a) of the Delaware Statutory Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Statutory Trust Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Holders, it is hereby understood and agreed that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Declaration. The Delaware Trustee shall be entitled to all of the same rights, protections, indemnities and immunities under this Declaration and with respect to the Trust as the Property Trustee.

Section 2.7         Authorization to Enter into Certain Transactions.

(a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in Section 2.7(b), and in accordance with the following clauses (i) and (ii) of this Section 2.7(a), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Declaration, and to perform all acts in furtherance thereof, including the following:

(i) As among the Trustees, the Regular Trustees, and each of them, shall have the power and authority to act on behalf of the Trust with respect to the following matters:

(A) execution of the Trust Securities on behalf of the Trust in accordance with this Declaration and the issuance and sale of the Trust Securities;

(B) causing the Trust to perform the Underwriting Agreement, the Note Purchase Agreement and the Subscription Agreement and causing the Trust to enter into, and to execute, deliver and perform each of the Underwriting Agreement, the Note Purchase Agreement and the Subscription Agreement and any other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

AMENDED AND RESTATED DECLARATION OF TRUST

(C) assisting in the registration of the HITS under the Securities Act and under state securities or blue sky laws, and the qualification of this Declaration under the Trust Indenture Act;

(D) assisting in the listing of the HITS upon such securities exchange or exchanges, if any, as shall be determined by the Sponsor, with the registration of the HITS under the Exchange Act, if required, and with the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

(E) assisting in the sending of notices (other than notices of default) and other information regarding the Trust Securities, the Notes and the Preferred Stock to the Holders in accordance with this Declaration;

(F) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any ministerial action in relation to a Special Event;

(G) appointing a Paying Agent and a Securities Registrar and any successor Paying Agent or Securities Registrar in accordance with this Declaration to The Bank of New York Trust Company, N.A. as Paying Agent and as Securities Registrar;

(H) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust and the execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

(I) execution and delivery of closing certificates, if any, pursuant to the Underwriting Agreement and any Remarketing Agreement and application for a taxpayer identification number for the Trust;

(J) unless otherwise required by the Delaware Statutory Trust Act, the Trust Indenture Act or other applicable law, execution on behalf of the Trust (either acting alone or together with any or all of the Regular Trustees) of any documents that the Regular Trustees have the power to execute pursuant to this Declaration;

(K) the taking of any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration; and

(L) the taking of any action required to be taken by the Regular Trustees under any of the Transaction Agreements.

(ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

(A) the establishment of the Payment Account;

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(B) the execution and delivery on behalf of the Trust of the Stock Purchase Contract Agreement, the Collateral Agreement, the Remarketing Agreement, and any other Transaction Agreement other than the Underwriting Agreement and the performance by the Trust of its obligations and the exercise by the Trust of its rights thereunder;

(C) the receipt of the Notes and, in connection with an Exchange, Notice of Contingent Exchange Election or Remarketing, the receipt of Qualifying Treasury Securities;

(D) the pledge of Notes and Qualifying Treasury Securities pursuant to the Collateral Agreement;

(E) the receipt of the Preferred Stock on the Stock Purchase Date;

(F) the collection of interest, principal and any other payments or instruments (including due bills or promissory notes of the Corporation issuable under or with respect to the Notes) made in respect of the Notes and the holding of such amounts in the Payment Account;

(G) the collection of the Contract Payments and any other payments or instruments (including due bills or promissory notes of the Sponsor issuable under the Stock Purchase Contract Agreement or with respect to the Contract Payments) and the holding of such amounts in the Payment Account;

(H) the collection of payment of dividends, redemption price and other payments made in respect of the Preferred Stock and the holding of such amounts in the Payment Account;

(I) the distribution through the Paying Agent of amounts or property or instruments (including due bills or promissory notes of the Corporation issuable under or with respect to the Notes or the Stock Purchase Contracts) distributable to the Holders in respect of the Trust Securities;

(J) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Notes to Holders of Trust Securities upon the occurrence of certain Special Events or other specified circumstances pursuant to the terms of the Trust Securities;

(K) the exercise of all of the rights, powers and privileges of a holder of the Notes for so long as the Trust holds Notes, subject to Articles V and VI of this Declaration;

(L) the exercise of all of the rights, powers and privileges of a holder of Preferred Stock for so long as the Trust holds Preferred Stock, subject to Articles V and VI of this Declaration;

(M) the sending of notices of default and other information regarding the Trust Securities, the Notes, the Preferred Stock and the Transaction Agreements to the Holders in accordance with this Declaration;

(N) the distribution of the Trust Property in accordance with the terms of this Declaration;

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(O) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware; and

(P) after an Event of Default (other than under paragraph (c), (d) or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee), the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and to protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder).

Except as otherwise provided in this Section 2.7(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 2.7(a)(i).

(b) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transactions except as expressly provided herein or contemplated hereby. In particular, the Trustees (acting on behalf of the Trust) shall not (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would cause the Trust to become taxable as a corporation or classified as a partnership for U.S. federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, except as expressly provided herein, (vi) apply any of the Trust Property or its proceeds other than as provided herein, (vii) acquire any assets other than the Trust Property, (viii) possess any power or otherwise act in such a way as to vary the Trust Property, except as expressly provided herein, (ix) possess any power or otherwise act in such a way as to vary the terms of the Trust Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Trust Securities) or (x) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders (other than the Lien created by the Collateral Agreement, which is a permitted Lien).

(c) In connection with the issuance and sale of the Preferred HITS, the Sponsor shall have the right and, if the Sponsor shall desire that the actions be taken, the responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

(i) the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the HITS, including any amendments thereto;

(ii) the determination of the states in which to take appropriate action to qualify or register for sale all or part of the HITS and the determination of any and all such acts, other than actions that must be taken by or on behalf of the Trust, and the advice to the Trust of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

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(iii) the preparation for filing by the Trust and execution on behalf of the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market or any other automated quotation system for listing upon notice of issuance of any HITS and filing with such exchange or self-regulatory organization such notification and documents as may be necessary from time to time to maintain such listing;

(iv) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Preferred HITS; and

(v) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

(d) Notwithstanding anything herein to the contrary, the Regular Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an “investment company” required to be registered under the Investment Company Act, and will not be taxable as a corporation or classified as a partnership for U.S. federal income tax purposes. In this connection, the Sponsor and the Regular Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration, that they determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Outstanding HITS. In no event shall the Sponsor or the Trustees be liable to the Trust or the Holders for any failure to comply with this Section that results from a change in law or regulation or in the interpretation thereof.

Section 2.8        Assets of the Trust.

The assets of the Trust shall consist solely of the Trust Property.

Section 2.9        Title to Trust Property.

Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee in trust for the benefit of the Trust and the Holders in accordance with this Declaration, subject to the terms and provisions of the Collateral Agreement.

ARTICLE III

PAYMENT ACCOUNT

Section 3.1        Payment Account.

(a) On or prior to the Closing Date, the Property Trustee shall establish or cause to be established the Payment Account. The Property Trustee and its agents shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

(b) The Property Trustee shall deposit or cause to be deposited in the Payment Account, promptly upon receipt, (i) all payments of principal of or interest on, and any other payments or proceeds with respect to, the Notes, (ii) all Contract Payments, (iii) all Excess Proceeds Distributions, (iv) all

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Treasury HITS Treasury Roll Over Amounts, (v) all payments of dividends or redemption price on, and other payments or proceeds with respect to, the Preferred Stock or the Stock Purchase Contracts and (vi) all other cash amounts received as payments on or with respect to the Trust Property. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

ARTICLE IV

DISTRIBUTIONS; REDEMPTION, ETC.

Section 4.1        Distributions.

(a) The Trust Securities represent beneficial interests in the Trust, and Distributions will be made on the Trust Securities of a Class on applicable Distribution Dates in amounts that correspond to amounts of interest, dividends or Contract Payments, as applicable (and (i) in the case of the Preferred HITS, Corporate HITS and Common Securities and Deferred Note Interest Amounts, and (ii) in the case of the Preferred HITS, Treasury HITS and Common Securities, Deferred Contract Payment Amounts) that are received by the Property Trustee or the Paying Agent on or in connection with each applicable Distribution Date on the Trust Property that is the Corresponding Assets for such Class, as provided in Sections 4.1(b), (c) and (d).

(b) In the case of the Preferred HITS and the Common Securities, subject to Section 4.1(e):

(i) Distributions will be payable in cash on each Regular Distribution Date;

(ii) the Distributions payable on each Regular Distribution Date for the related Distribution Period will be at a rate per annum applied to the Liquidation Amount per Preferred HITS and Common Security equal to the Preferred HITS Distribution Rate for such Distribution Period (with the consequence that the amount of the Distribution for each $1,000 of Preferred HITS or Common Securities payable on each Regular Distribution Date being equal to (x) the sum of the amount of interest payable on such Regular Distribution Date on a Like Amount of Notes (without giving effect to any change in the interest rate on the Notes in connection with a Remarketing) plus 1/100th of the Contract Payment payable on a Stock Purchase Contract having a stated amount of $100,000 for each Distribution Period ending on or before the Stock Purchase Date and (y) the amount of dividends payable on such Regular Distribution Date on a Like Amount of Preferred Stock for each Distribution Period thereafter; and

(iii) Distributions shall be cumulative for each Regular Distribution Date to and including the Stock Purchase Date (because the Corresponding Assets to such date include Notes or Pledged Securities in a Like Amount) and non-cumulative thereafter (because the Corresponding Assets thereafter are the Preferred Stock).

(c) In the case of Corporate HITS, subject to Section 4.1(e):

(i) Distributions will be payable in cash on each Corporate HITS Distribution Date;

(ii) the Distributions payable on each Corporate HITS Distribution Date for the related Distribution Period will be at a rate per annum applied to the Liquidation Amount per Corporate HITS equal to the Corporate HITS Distribution Rate for such Distribution Period, with the consequence that the amount of the Distribution for each $1,000 of Corporate HITS payable on each Corporate HITS Distribution Date is equal to the amount of interest payable on or accrued to (as applicable) such Distribution Date on a Like Amount of Notes; and

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(iii) Distributions shall be cumulative.

(d) In the case of Treasury HITS, subject to Section 4.1(e)

(i) Distributions will be payable in cash on each Regular Distribution Date;

(ii) the Distributions payable on each Regular Distribution Date for the related Distribution Period will be at a rate per annum applied to the Liquidation Amount per Treasury HITS equal to 1/100th of the Contract Payment payable on a Stock Purchase Contract having a stated amount of $100,000 on such Treasury HITS Distribution Date (expressed as a percentage);

(iii) Distributions shall be cumulative; and

(iv) additionally, on each Additional Distribution Date on which Treasury HITS are Outstanding (or as promptly thereafter as the Collateral Agent and the Paying Agent determine to be practicable), the Property Trustee shall distribute or cause to be distributed through the Paying Agent an amount per $1,000 of Treasury HITS equal to, the Treasury HITS Treasury Roll-Over Amount for such Additional Distribution Date.

(e) Distributions on the Trust Securities of a Class shall be made by the Paying Agent from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account from the Corresponding Assets of such Class for the payment of such Distributions. The Trust will have amounts to make full Distributions on the relevant Classes of Trust Securities in accordance with Sections 4.1(b), (c) and (d) on an applicable Distribution Date only if the Corporation has not (i) defaulted in paying interest on the Notes or Contract Payments on the Stock Purchase Contracts or (ii) exercised its right to defer payment of interest on the Notes and Contract Payments on the Stock Purchase Contracts and, accordingly, there is no outstanding Deferred Note Interest Amount or Deferred Contract Payment Amount. Deferred Note Interest Amounts and Deferred Contract Payment Amounts will be paid to Holders of the relevant Classes of Trust Securities on a pro rata basis on the applicable Distribution Dates on which such amounts are received by the Trust (or as soon thereafter as the Property Trustee determines to be practicable).

(f) In the event the Property Trustee or the Paying Agent receives any other cash or non-cash payments or distributions with respect to Corresponding Assets for any Class of HITS (including promissory notes of the Corporation delivered pursuant to (i) Section 2.7(c) of the Stock Purchase Contract Agreement if there are any Deferred Contract Payment Amounts outstanding on the Stock Purchase Date or (ii) Section 2.7(f) of the Fourteenth Supplemental Indenture if there are any Deferred Note Interest Amounts outstanding on the Stock Purchase Date), the Property Trustee shall distribute or cause to be distributed through the Paying Agent such cash amounts to the Holders of the related Classes of HITS on a pro rata basis promptly after receipt and may, in its discretion, distribute non-cash amounts on a pro rata basis (or on a basis that is as close as possible to a pro rata basis as it determines to be reasonably practicable).

(g) Distributions in cash on the Trust Securities of a Class with respect to an applicable Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date for such Distribution Date, which shall be the last day of the month immediately preceding the month in which the relevant Distribution Date falls. Distributions payable on any Trust Securities of a Class that are not punctually paid on an applicable Distribution Date will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Trust Securities are registered on the special record date or other specified date for determining Holders entitled to such defaulted Distributions.

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Section 4.2        Redemption.

(a) Mandatory redemption of Preferred HITS upon redemption of Preferred Stock. On each Preferred Stock Redemption Date, the Trust will be required to redeem a Like Amount of Preferred HITS and Common Securities at the redemption price for the Preferred Stock (it being understood and agreed that, because (i) the Preferred Stock will not become Trust Property until the Stock Purchase Date, and (ii) on the Stock Purchase Date, subject to Section 4.8, each $1,000 Liquidation Amount of Treasury HITS will automatically become $1,000 Liquidation Amount of Preferred HITS (and if any subordinated notes have been issued in respect of any Deferred Note Interest Amounts such subordinated notes will be distributed to the holders of the Preferred HITS), unless there is a Note Redemption Date resulting from a Special Event, without any action by or on behalf of Holders being necessary, no redemption of Preferred HITS, Treasury HITS or Common Securities will occur prior to the Stock Purchase Date).

(b) Mandatory redemption of Corporate HITS. On the maturity of the Notes or each Note Redemption Date, the Trust will be required to redeem a Like Amount of Corporate HITS at the Note Redemption Price (it being understood and agreed that, because (i) the Notes by their terms, except in the case of a Special Event, are not redeemable prior to March 15, 2017, (ii) the Trust is required to redeem the Corporate HITS in kind after the Stock Purchase Date pursuant to Section 4.2(c) if there is a Successful Remarketing, and (iii) the Sponsor has the right to cause the Trust to redeem the Corporate HITS in kind after the Stock Purchase Date pursuant to Section 4.2 if there is a Failed Remarketing or if the Stock Purchase Contracts terminate, a redemption of Corporate HITS other than in kind pursuant to such Section 4.2(c) will only occur after March 15, 2017 and only if there is a Failed Remarketing and the Sponsor does not exercise its right to cause the Trust to redeem the Corporate HITS in kind).

(c) Redemption in connection with a Remarketing. If a Successful Remarketing occurs, then promptly after the Remarketing Settlement Date the Trust shall redeem the Corporate HITS, in whole but not in part, in kind by exchanging for each Corporate HITS a Like Amount of Notes. If a Failed Remarketing occurs but on the Stock Purchase Date there is no Deferred Note Interest Amount outstanding, then promptly after the Stock Purchase Date the Trust shall redeem the Corporate HITS, in whole but not in part, in kind by exchanging for each Corporate HITS a Like Amount of Notes. If a Failed Remarketing occurs and there is a Deferred Note Interest Amount outstanding on the Stock Purchase Date, or if the Stock Purchase Contracts terminate in accordance with the terms of the Stock Purchase Contract Agreement prior to a Stock Purchase Date occurring, then the Sponsor may instruct the Trust at any time thereafter when no Deferred Note Interest Amount is outstanding to redeem the Corporate HITS, in whole but not in part, in kind by exchanging for each Corporate HITS a Like Amount of Notes. Any such redemption will be effected by Book-Entry Transfer of Notes in global form if the Notes then settle and clear through the Clearing Agency, and if the Notes do not then settle and clear through the Clearing Agency by delivery of definitive certificates evidencing the Notes to the Holders of Corporate HITS.

(d) Redemption in Connection with a Special Event. At any time within 90 days after a Tax Event, Capital Treatment Event or an Investment Company Event, the Corporation shall have the right to redeem, in whole but not in part, the Notes at the Note Redemption Price and all HITS will be redeemed pro rata based upon their respective Corresponding Assets.

(e) Notice of redemption. Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder’s address appearing in the Security Register. All notices of redemption shall state:

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(i) the Redemption Date;

(ii) unless the redemption is a redemption of Corporate HITS in kind pursuant to Section 4.2(c), the Redemption Price or if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date that such Redemption Price is calculated);

(iii) the CUSIP number or CUSIP numbers of the HITS affected;

(iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities of the relevant Class to be redeemed;

(v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.2(f)(ii) below; and

(vi) if the HITS Certificates are not Book-Entry HITS Certificates on the Redemption Date, the place or places where the HITS Certificates are to be surrendered for the payment of the Redemption Price.

(f) Redemption Price. In the case of a redemption of Preferred HITS and Common Securities pursuant to Section 4.2(a) or Corporate HITS pursuant to Section 4.2(b), in each case for payment of a cash Redemption Price:

(i) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of a Like Amount of Preferred Stock or Notes, as applicable. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account from the Corporation’s redemption of Preferred Stock or Notes, as applicable, for the payment of such Redemption Price.

(ii) If the Property Trustee gives a notice of redemption in respect of any HITS, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, with respect to Book-Entry HITS, irrevocably deposit with the Clearing Agency for such Book-Entry HITS, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders of the HITS. With respect to HITS that are not Book-Entry HITS, the Property Trustee, subject to Section 4.2(f)(i), will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the HITS upon surrender of their HITS Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Holders holding Trust Securities so

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called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest, and such Trust Securities will cease to be outstanding. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Sponsor pursuant to the Guarantee Agreements, Distributions on such Trust Securities will continue to accumulate, as set forth in Section 4.1, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

(iii) Subject to Section 4.3(a), if less than all the Outstanding Preferred HITS and Common Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Preferred HITS and Common Securities to be redeemed shall be allocated pro rata to the Common Securities and the Preferred HITS being redeemed based upon the relative Liquidation Amounts of such classes. The particular Preferred HITS to be redeemed shall be selected on a pro rata basis based upon their respective Liquidation Amounts not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred HITS not previously called for redemption by any method the Property Trustee deems fair and appropriate, provided that so long as the Preferred HITS are in book-entry form, such selection shall be made in accordance with the customary procedures for the Clearing Agency for the Preferred HITS. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred HITS selected for redemption and, in the case of any Preferred HITS selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Preferred HITS shall relate, in the case of any Preferred HITS redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Preferred HITS that has been or is to be redeemed.

(iv) If less than all the Outstanding Corporate HITS are to be redeemed on a Redemption Date, then the particular Corporate HITS to be redeemed shall be selected on a pro rata basis based upon their respective Liquidation Amounts not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Corporate HITS not previously called for redemption by any method the Property Trustee deems fair and appropriate, provided that so long as the Corporate HITS are in book-entry form, such selection shall be made in accordance with the customary procedures for the Clearing Agency for the Corporate HITS. The Property Trustee shall promptly notify the Securities Registrar in writing of the Corporate HITS selected for redemption and, in the case of any Corporate HITS selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Corporate HITS shall relate, in the case of any Corporate HITS redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Corporate HITS that has been or is to be redeemed.

Section 4.3        Subordination of Common Securities.

(a) If on any Distribution Date the Paying Agent lacks funds available from payments of interest, dividends or Contract Payments (as applicable) to make full Distributions then due on all of the outstanding Trust Securities in accordance with Section 4.1 (other than because of the Sponsor’s proper exercise of its right to (i) defer payment of Contract Payments, resulting in Deferred Contract Payment Amounts, or (ii) defer payment of interest on the Notes, resulting in Deferred Note Interest Amounts), then:

(i) if the deficiency in funds results from the Sponsor’s failure to make a full payment of interest on the Notes on an interest payment date for the Notes, then the available funds from

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the Sponsor’s payment of interest on the Notes shall be applied first to make the Distributions then due on the Preferred HITS and the Corporate HITS on a pro rata basis on such Distribution Date up to the amount of such Distributions corresponding to interest payments on the Notes (or, if less, the amount of the corresponding Distributions that would have been made on the Preferred HITS and Corporate HITS had the Sponsor made a full payment of interest on the Notes) before any such amount is applied to make a Distribution on Common Securities on such Distribution Date;

(ii) if the deficiency in funds results from the Sponsor’s failure to make a full payment of Contract Payments on the Stock Purchase Contracts on a payment date for Contract Payments, then the available funds from the Sponsor’s payment of Contract Payments shall be applied first to make Distributions then due on the Preferred HITS and the Treasury HITS on a pro rata basis on such Distribution Date up to the amount of such Distributions corresponding to the Contract Payments on the Stock Purchase Contracts (or, if less, the amount of the corresponding Distributions that would have been made on the Preferred HITS and the Treasury HITS had the Sponsor made a full payment of Contract Payments on the Stock Purchase Contracts) before any such amount is applied to make a Distribution on Common Securities on such Distribution Date; and

(iii) if the deficiency in funds results from the Sponsor’s failure to pay a full dividend on shares of Preferred Stock on a dividend payment date for the Preferred Stock, then the available funds from the Sponsor’s payment of dividends on the Preferred Stock shall be applied first to make Distributions then due on the Preferred HITS on a pro rata basis on such Distribution Date up to the amount of such Distributions corresponding to dividends on the Preferred Stock (or, if less, the amount of the corresponding Distributions that would have been made on the Preferred HITS and the Treasury HITS, if any, had the Sponsor paid a full dividend on the Preferred Stock) before any such amount is applied to make a Distribution on Common Securities on such Distribution Date.

(b) If on any Redemption Date for a redemption pursuant to Section 4.2(a) the Paying Agent lacks funds available from the Sponsor’s redemption of shares of Preferred Stock to pay the full Redemption Price then due on all of the outstanding Trust Securities to be redeemed in accordance with Section 4.2, then (i) the available funds shall be applied first to pay the Redemption Price on the HITS to be redeemed on such Redemption Date and (ii) Common Securities shall be redeemed only to the extent funds are available for such purpose after the payment of the full Redemption Price on the HITS to be redeemed, as aforesaid.

(c) If an Early Dissolution Event occurs, no Liquidation Distributions shall be made on the Common Securities until full Liquidation Distributions have been made on each Class of HITS in accordance with Section 9.4(d).

(d) In the case of the occurrence of any Event of Default resulting from any Note Event of Default or Preferred Stock Default, the Holders of the Common Securities shall have no right to act with respect to any such Event of Default under this Declaration until the effect of all such Events of Default with respect to the HITS have been cured, waived or otherwise eliminated. Until all such Events of Default under this Declaration with respect to the HITS have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the HITS and not on behalf of the Holders of the Common Securities, and only the Holders of the HITS will have the right to direct the Property Trustee to act on their behalf.

Section 4.4        Payment Procedures.

Payments of cash Distributions in respect of the HITS shall, subject to the next succeeding sentence, be made by check mailed to the address of the Person entitled thereto as such address shall

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appear on the Securities Register or, if the HITS are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency by wire transfer of immediately available funds. A Holder of $1,000,000 or more in aggregate Liquidation Amount of HITS may receive payments of cash Distributions by wire transfer of immediately available funds upon written request to the Property Trustee not later than the 15th calendar day, whether or not a Business Day, before the relevant Distribution Date. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee, the Paying Agent and the Holders of the Common Securities.

Section 4.5        Tax Returns and Reports.

The Regular Trustees shall prepare (or cause to be prepared), at the Sponsor’s expense, and file all U.S. federal, state and local tax and information returns and reports required by the Declaration to be filed by or in respect of the Trust. In this regard, the Regular Trustees shall (a) prepare and file (or cause to be prepared and filed) all Internal Revenue Service forms required to be filed in respect of the Trust in each taxable year of the Trust, and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder all Internal Revenue Service forms required to be provided by the Trust. The Regular Trustees shall provide the Sponsor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Trustees shall comply with U.S. federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

Section 4.6        Payment of Expenses of the Trust.

The Sponsor shall pay to the Trust, and reimburse the Trust for, the full amount of any costs, expenses or liabilities of the Trust (other than obligations of the Trust to pay the Holders of any HITS or other similar interests in the Trust the amounts due such Holders pursuant to the terms of the HITS or such other similar interests, as the case may be), including, without limitation, any taxes, duties or other governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority. Such payment obligation includes any such costs, expenses or liabilities of the Trust that are required by applicable law to be satisfied in connection with a dissolution of the Trust.

Section 4.7        Payments under Indenture or Pursuant to Direct Actions.

Any amount payable hereunder to any Holder of HITS (or any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received pursuant to Section 13.13 of the Base Indenture, Section 3.1 of the Stock Purchase Contract Agreement or Section 5.16 of this Declaration.

Section 4.8        Combination of Treasury HITS and Preferred HITS after Stock Purchase Date.

If either (x) there has been a Successful Remarketing or (y) there has been a Failed Remarketing but on the Stock Purchase Date there is no Deferred Note Interest Amount outstanding (but in the case of each of clause (x) and (y) only if the Stock Purchase Contract Agreement is fully performed on the Stock Purchase Date), at the Securities Registrar’s opening of business on the Business Day next succeeding the Stock Purchase Date each Treasury HITS with its $1,000 Liquidation Amount shall automatically be and become a Preferred HITS with a $1,000 Liquidation Amount, and each Treasury HITS Certificate (whether or not a Book-Entry HITS Certificate) shall be deemed to represent a number of Preferred HITS equal to the number of Treasury HITS represented by such Treasury HITS Certificate immediately prior to the Securities Registrar’s opening of business on such date. If there has been a Failed Remarketing and

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on the Stock Purchase Date there is a Deferred Note Interest Amount outstanding, then Treasury HITS will continue to remain outstanding after the Stock Purchase Date until the first date on which no Deferred Note Interest Amount is outstanding or the subordinated notes are distributed to the holders of Preferred HITS (including because any notes delivered pursuant to Section 2.7(f) of the Fourteenth Supplemental Indenture have been fully paid) and, on the Business Day after all Deferred Note Interest Amounts have been fully paid, each Treasury HITS with its $1,000 Liquidation Amount shall automatically be and become a Preferred HITS with a $1,000 Liquidation Amount, and each Treasury HITS Certificate (whether or not a Book-Entry HITS Certificate) shall be deemed to represent a number of Preferred HITS equal to the number of Treasury HITS represented by such Treasury HITS Certificate immediately prior to the Securities Registrar’s opening of business on such date. On or after such date as determined by this Declaration pursuant to either of the two preceding sentences, (a) upon surrender by a Holder of a Treasury HITS Certificate to the Securities Registrar, a Regular Trustee shall execute and deliver to the Securities Registrar (who shall then deliver to such Holder) a Preferred HITS Certificate representing the appropriate number of Preferred HITS, and the Securities Registrar shall enter such Holder as appropriate in the Securities Register for the Preferred HITS, and (b) as to Preferred HITS and Treasury HITS represented by Book-Entry HITS, the Sponsor, the Regular Trustees, the Property Trustee, the Securities Registrar and the Paying Agent shall cooperate in an effort to cause the Treasury HITS to become Preferred HITS in accordance with the rules and procedures of the applicable Clearing Agency (including, in the case of DTC if it is the Clearing Agency, adjustment if necessary or appropriate through DTC’s Deposit/Withdrawal at Custodian DWAC system).

ARTICLE V

TRUST SECURITIES CERTIFICATES

Section 5.1        Initial Ownership.

Upon the formation of the Trust and the contribution by the Sponsor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Sponsor shall be the sole beneficial owner of the Trust.

Section 5.2        The Trust Securities Certificates.

The HITS Certificates shall be issued in minimum denominations of one HITS and integral multiples thereof (corresponding to $1,000 Liquidation Amount and integral multiples of $1,000 in excess thereof), and the Common Securities Certificates shall be issued in minimum denominations of one Common Security and integral multiples thereof (corresponding to $1,000 Liquidation Amount and integral multiples thereof). HITS Certificates and Common Securities Certificates shall not be issued in denominations representing fractions of a HITS or Common Security, as applicable. The Trust Securities Certificates shall be executed on behalf of the Trust by manual signature of at least one Regular Trustee and authenticated by manual signature of an authorized officer or other authorized signatory of the Securities Registrar. Trust Securities Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, Regular Trustees shall be validly issued and entitled to the benefits of this Declaration, notwithstanding that such individuals or any of them shall have ceased to be Regular Trustees prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee’s name pursuant to Section 5.4, 5.11 or 5.13.

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Section 5.3        Execution and Delivery of Trust Securities Certificates.

At the Time of Delivery, a Regular Trustee shall cause Trust Securities Certificates representing the number of Trust Securities of the applicable Class provided in Sections 2.4 and 2.5 to be executed on behalf of the Trust, authenticated by the Securities Registrar pursuant to a written order of the Trust to be executed by at least one Regular Trustee and delivered to the Property Trustee, or to a designee or custodian of the Property Trustee upon its written order executed by an authorized officer thereof, in denominations authorized by written order of Trust.

Section 5.4        Registration of Transfer and Exchange of HITS Certificates.

The Regular Trustees shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of HITS Certificates (the “Securities Register”) in which the Securities Registrar, subject to such reasonable regulations as it may prescribe, shall provide for the registration of HITS Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of HITS Certificates as herein provided. The provisions of Sections 8.1 (other than (c), (d), (e)(i), (e)(iii) and (e)(vii) thereof), 8.3 (other than (g) and (j) thereof) and 8.6 shall apply to the Securities Registrar in the same manner that by their terms they apply to the Property Trustee under the Collateral Agreement. The Regular Trustees shall take such action as shall be necessary to ensure that at all times there is a Securities Registrar and that, through the Stock Purchase Date, the same commercial bank is both Securities Registrar and Collateral Agent. By executing this Declaration, the Regular Trustees appoint The Bank of New York Trust Company, N.A., as the initial Securities Registrar. Subject to the second preceding sentence, the Regular Trustees may dismiss the Securities Registrar and appoint a commercial bank or trust company to act as successor Securities Registrar. Any Person acting as Securities Registrar shall be permitted to resign as Securities Registrar upon 30 days’ written notice to the Regular Trustees and the Property Trustee.

Upon surrender for registration of transfer of any HITS Certificate at the office or agency maintained pursuant to Section 5.8, the Regular Trustees or any one of them shall execute on behalf of the Trust and deliver, in the name of the designated transferee or transferees, one or more new HITS Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Regular Trustee or Trustees. At the option of a Holder, HITS Certificates may be exchanged for other HITS Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the HITS Certificates to be exchanged at the office or agency maintained pursuant to Section 5.8. Neither the Trust nor the Securities Registrar shall be required, pursuant to the provisions of this Section 5.4, (a) to register the transfer of or exchange any HITS during a period beginning at the opening of business 15 days before the day of selection for redemption of HITS and ending at the close of business on the day of mailing of notice of redemption or (b) to transfer or exchange any HITS so selected for redemption in whole or in part, except, in the case of any HITS to be redeemed in part, any portion thereof not to be redeemed.

Every HITS Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to a Regular Trustee and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each HITS Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by a Regular Trustee or the Securities Registrar in accordance with such Person’s customary practice.

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No service charge shall be made for any registration of transfer or exchange of HITS Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of HITS Certificates.

Section 5.5        Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate, and (b) there shall be delivered to the Securities Registrar and the Regular Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a protected purchaser, the Regular Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.5, the Regular Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust corresponding to that evidenced by the lost, stolen or destroyed Trust Securities Certificate, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

Section 5.6        Persons Deemed Holders.

The Trustees and the Securities Registrar shall each treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Trustees, the Regular Trustees and the Securities Registrar shall be bound by any notice to the contrary.

Section 5.7        List of Holders’ Names and Addresses.

Each of the Sponsor and any one of the Regular Trustees will furnish or cause to be furnished to the Property Trustee:

(i) monthly, quarterly or semi-annually, as the case may be, not more than 15 days after each regular record date in each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of Trust Securities as of such regular record date, and

(ii) at such other times as the Property Trustee may request in writing, within 30 days after the receipt by the Sponsor and the Regular Trustees of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Property Trustee at any time that is acting as Securities Registrar.

The Property Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Property Trustee as provided in this Section 5.7 and the names and addresses of Holders received by the Property Trustee at any time that is acting as Securities Registrar. The Property Trustee may destroy any list furnished to it as provided in Section 5.7 upon receipt of a new list so furnished.

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The rights of Holders to communicate with other Holders with respect to their rights under this Declaration or under the Trust Securities, and the corresponding rights and privileges of the Property Trustee, shall be as provided in the Trust Indenture Act.

Each Holder and each Owner shall be deemed to have agreed not to hold the Sponsor, the Property Trustee, the Delaware Trustee, the Regular Trustees or the Securities Registrar accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 5.8        Maintenance of Office or Agency.

The Regular Trustees shall designate an office or offices or agency or agencies where HITS Certificates may be surrendered for registration of transfer or exchange and for payment, and where notices and demands to or upon the Trustees in respect of this Declaration and the Trust Securities Certificates may be served. The Regular Trustees initially designate c/o The Bank of New York Trust Company, N.A., 101 Barclay Street, 8 West, New York, New York, Attention: Corporate Trust Administration, as their office and agency for such purposes of surrendering for registration of transfer or exchange and for payment and designate c/o Bank of America Corporation, NC1-007-07-06, 100 North Tryon Street, Charlotte, North Carolina, 28255, Attention: Corporate Treasury, as their office and agency for the purposes of serving such demands and notices. A Regular Trustee shall give prompt written notice to the Sponsor, the Property Trustees and to the Holders of any change in the location of the Securities Register or any such office or agency.

Section 5.9        Appointment of Paying Agent.

The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Regular Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Regular Trustees may revoke such power and remove the Paying Agent in their sole discretion. The Paying Agent shall initially be The Bank of New York Trust Company, N.A. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Regular Trustees and the Property Trustee. If The Bank of New York Trust Company, N.A. shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Regular Trustees shall appoint a successor (which shall be a bank or trust company) that is reasonably acceptable to the Property Trustee and the Sponsor to act as Paying Agent. Such successor Paying Agent or any additional Paying Agent shall execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1 (other than (c), (d), (e)(i), (e)(iii) and (e)(vii) thereof), 8.3 (other than (g) and (j) thereof) and 8.6 shall apply also to the Paying Agent for so long as it shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder, in the same manner that by their terms they apply to the Property Trustee. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

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Section 5.10        Ownership of Common Securities by Sponsor; Common Securities Certificate.

(a) At the Time of Delivery, the Sponsor shall acquire beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Sponsor into another Person, or any conveyance, transfer or lease by the Sponsor of its properties and assets substantially as an entirety to any Person pursuant to Section 10.01 of the Base Indenture, any attempted transfer of the Common Securities other than to a direct or indirect subsidiary of the Sponsor shall be void. The Regular Trustees shall cause each Common Securities Certificate issued to the Sponsor to contain a legend consistent with this Section 5.10.

(b) A single Common Securities Certificate representing the Common Securities shall be issued to the Sponsor in the form of a definitive Common Securities Certificate.

Section 5.11        Book-Entry HITS Certificates.

(a) Except where Definitive HITS Certificates have been issued to Owners pursuant to Sections 5.11(d) through 5.11(f) or Section 5.15:

(i) the provisions of this Section 5.11(a) shall apply and be in full force and effect;

(ii) the Securities Registrar, the Paying Agent and the Trustees shall be entitled to deal with the Clearing Agency, or its nominee, for all purposes of this Declaration relating to the Book-Entry HITS Certificates (including the payment of the Liquidation Amount of and Distributions on the HITS evidenced by Book-Entry HITS Certificates and the giving of instructions or directions to Owners of HITS evidenced by Book-Entry HITS Certificates) as the sole Holder of HITS evidenced by Book-Entry HITS Certificates and shall have no obligations to the Owners thereof, and neither any Clearing Agency Participants nor any other Persons on whose behalf Clearing Agency Participants may act shall have any rights under this Declaration with respect to any Book-Entry HITS Certificates registered in the name of the Clearing Agency or any nominee thereof or otherwise;

(iii) to the extent that the provisions of this Section 5.11 conflict with any other provisions of this Declaration, the provisions of this Section 5.11 shall control; and

(iv) the rights of the Owners of the Book-Entry HITS Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive HITS Certificates are issued pursuant to Sections 5.11(d) through 5.11(f) or Section 5.15, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the HITS to such Clearing Agency Participants. Notwithstanding the foregoing, (x) the Holder of a Book-Entry HITS Certificate may grant proxies and otherwise authorize any Person, including the Clearing Agency Participants and other Persons that are Owners, to take any action that a Holder of HITS of the relevant Class is entitled to take under this Declaration or the HITS of the relevant Class, and (y) nothing herein shall prevent the Securities Registrar or the Trustees from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or shall impair, as between the Clearing Agency and the Clearing Agency Participants, the operation of customary practices governing the exercise of the rights of an Owner of any HITS.

(b) Any Book-Entry HITS Certificate shall represent such number of the Outstanding HITS of the applicable Class as shall be specified therein and may provide that it shall represent the aggregate number of Outstanding HITS of the applicable Class from time to time endorsed thereon and that the

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aggregate number of Outstanding HITS of the applicable Class represented thereby may from time to time be reduced or increased, as appropriate, to reflect transfers, redemptions or exchanges (including the Exchanges pursuant to Section 5.13). Any endorsement of a Book-Entry HITS Certificate to reflect the number, or any increase or decrease in the number, of Outstanding HITS of the applicable Class represented thereby shall be made by the Securities Registrar (i) in such a manner and upon instructions given by such Person or Persons as shall be specified in such HITS of the applicable Class or in a Sponsor order to be delivered to the Securities Registrar pursuant to Section 5.3 or (ii) otherwise in accordance with written instructions or such other written form or instructions as is customary for the Clearing Agency for such HITS, from such Clearing Agency or its nominee on behalf of any Person having a beneficial interest in such Book-Entry HITS Certificate. Subject to the provisions of Section 5.4, the Securities Registrar shall deliver and redeliver any Book-Entry HITS Certificate in the manner and upon instructions given by the Person or Persons specified in such Book-Entry HITS Certificate or in the applicable Sponsor order (and a Regular Trustee shall execute such Book-Entry HITS Certificate as shall be necessary in order to give effect to the foregoing).

(c) Any Book-Entry HITS Certificate may be deposited with the Clearing Agency or its nominee, or may remain in the custody of the Certificate Custodian.

(d) Notwithstanding Section 5.4, transfers of a Book-Entry HITS Certificate shall be limited to transfers in whole, but not in part, to the Clearing Agency, its successors or their respective nominees. Interests of Owners in a Book-Entry HITS Certificate may be transferred in accordance with the rules and procedures of the Clearing Agency. Definitive HITS Certificates shall be transferred to Owners in exchange for their beneficial interests in a Book-Entry HITS Certificate if, and only if, either (1) the Clearing Agency notifies the Sponsor and the Securities Registrar that it is unwilling or unable to continue as Clearing Agency for the Book-Entry HITS or if at any time the Clearing Agency ceases to be a Clearing Agency registered under the Exchange Act and, in either case, a successor Clearing Agency is not appointed by the Sponsor within 90 days of such notice, (2) an Event of Default has occurred and is continuing and the Securities Registrar has received a request from the Clearing Agency to issue Definitive HITS Certificates of each Class in lieu of all or a portion of the Book-Entry HITS (in which case a Regular Trustee shall execute and deliver Definitive HITS Certificates within 30 days of such request), or (3) the Sponsor determines not to have the HITS represented by the Book-Entry HITS Certificates.

(e) In connection with any transfer of a portion of the beneficial interests in a Book-Entry HITS Certificate to Owners pursuant to this Section 5.11, the Securities Registrar shall reflect on its books and records the date and a decrease in the number of Book-Entry HITS of the applicable Class in an amount equal to the number of such HITS of the applicable Class to be transferred, and a Regular Trustee shall execute and deliver one or more Definitive HITS Certificates of the same Class representing the appropriate number of HITS of such Class.

(f) In connection with the transfer of all the beneficial interests in a Book-Entry HITS Certificate to Owners pursuant to this Section 5.11, the Book-Entry HITS Certificates shall be deemed to be surrendered to the Securities Registrar for cancellation, and a Regular Trustee shall execute and deliver to each Owner identified by the Clearing Agency in exchange for its beneficial interest in the Book-Entry HITS Certificate being cancelled, a Definitive HITS Certificate representing an equal number of HITS of the applicable Class.

(g) None of the Trustees, the Securities Registrar, the Paying Agent or the Sponsor will have any responsibility or liability for any acts or omissions of any Clearing Agency with respect to any Book-Entry HITS, or any aspect of the records relating to, or payments made on account of, HITS by the

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Clearing Agency, or for maintaining, supervising or reviewing any records of the Clearing Agency relating to the HITS, or for any transactions between or among a Clearing Agency and a Clearing Agency Participant and/or an Owner of a beneficial interest in any Book-Entry HITS for transfers of beneficial interests in any Book-Entry HITS. None of the Trustees, the Securities Registrar, the Paying Agent or the Sponsor shall be liable for any delay by the Clearing Agency in identifying Owners, and each such Person may conclusively rely on, and shall be protected in relying on, instructions from the Clearing Agency for all purposes (including with respect to the registration and delivery, in the respective amounts, of Definitive HITS Certificates to be issued).

Section 5.12        Notices to Clearing Agency.

To the extent that a notice or other communication to the Holders is required under this Declaration, for so long as HITS are represented by Book-Entry HITS Certificates, the Regular Trustees shall give all such notices and communications specified herein to be given to the Clearing Agency, and shall have no obligations to the Owners.

Section 5.13        Exchanges.

(a) This Section 5.13 provides for the procedures pursuant to which Holders:

(i) of Preferred HITS may exchange Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS; and

(ii) of Treasury HITS and Corporate HITS may exchange Treasury HITS and Corporate HITS for Preferred HITS and Qualifying Treasury Securities, (each, an “Exchange”, and the terms “Exchanged”, “Exchanging” and “Exchanges” having correlative meanings). All deposits, deliveries or transfers by a Holder pursuant to this Section 5.13 of Preferred HITS, Corporate HITS and Qualifying Treasury Securities shall be made by Book-Entry Transfer unless the recipient of such deposit, delivery or transfer expressly agrees otherwise in writing. A Holder who elects to an Exchange pursuant to this Section 5.13 shall be responsible for any fees or expenses associated therewith.

(b) Subject to the conditions set forth in this Declaration, during any Exchange Period a Holder of Preferred HITS may effect an Exchange of Preferred HITS and Qualifying Treasury Securities having a principal amount equal to the Liquidation Amount of such Preferred HITS for Treasury HITS and Corporate HITS, each having a Liquidation Amount equal to the Liquidation Amount of such Preferred HITS, by:

(i) depositing with the Collateral Agent the treasury security that is the Qualifying Treasury Security on the date of deposit, in the principal amount of $1,000 for each Preferred HITS being Exchanged;

(ii) transferring the Preferred HITS being Exchanged to the Securities Registrar; and

(iii) delivering to the Collateral Agent and the Securities Registrar, together with the deposit of Qualifying Treasury Securities deposited pursuant to clause (i) and the transfer of Preferred HITS pursuant to clause (ii), a duly executed and completed “Splitting Notice and Request” in the form printed on the reverse side of the form of Preferred HITS Certificate (x) stating that the Holder is depositing the appropriate Qualifying Treasury Securities with the Collateral Agent for deposit in the Collateral Account, (y) stating that the Holder is transferring the related Preferred HITS to the Securities

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Registrar in connection with an Exchange of such Preferred HITS and Qualifying Treasury Securities for a Like Amount of Treasury HITS and Corporate HITS, and (z) requesting the delivery to the Holder of such Treasury HITS and Corporate HITS.

(c) Upon the deposit and transfer pursuant to Section 5.13(b) and receipt of the notice and request referred to in Section 5.13(b)(iii):

(i) the Collateral Agent will release Pledged Notes of a Like Amount from the Pledge, transfer such Pledged Notes to the Custody Account free and clear of the Sponsor’s security interest therein, and confirm to the Property Trustee in writing that such release and transfer has occurred;

(ii) the Collateral Agent shall continue to hold such Notes in the Custody Account as Custodial Agent for the Trust in connection with Corporate HITS for which such Notes are Corresponding Assets; and

(iii) the Securities Registrar, pursuant to the procedures provided for in Section 5.11 dealing with increasing and decreasing the number of HITS evidenced by Book-Entry HITS Certificates, shall cancel the number of Preferred HITS transferred pursuant to Section 5.13(b)(ii) and deliver a Like Amount of Treasury HITS and Corporate HITS to the Holder, all by making appropriate notations on the Book-Entry HITS Certificates of the appropriate Class.

(d) Subject to the conditions set forth in this Declaration, during any Exchange Period a Holder of Treasury HITS and Corporate HITS may effect an Exchange of Treasury HITS and Corporate HITS for Preferred HITS and Pledged Treasury Securities having a principal amount equal to the Liquidation Amount of each of the Treasury HITS and Corporate HITS being Exchanged, by:

(i) transferring the Treasury HITS and the Corporate HITS being Exchanged to the Securities Registrar; and

(ii) delivering to the Securities Registrar, together with the transfer of Treasury HITS and Corporate HITS pursuant to clause (i), and concurrently delivering to the Collateral Agent a duly executed and completed “Recombination Notice and Request” in the form printed on the reverse side of the form of Corporate HITS Certificate and Treasury HITS Certificate, (x) stating that the Holder is transferring the related Treasury HITS and Corporate HITS to the Securities Registrar in connection with the Exchange of such Treasury HITS and Corporate HITS for a Like Amount of each of Preferred HITS and Qualifying Treasury Securities, (y) requesting the Collateral Agent to release from the Pledge and deliver to the Holder Qualifying Treasury Securities in a principal amount equal to the Liquidation Amount of each of the Treasury HITS and Corporate HITS being exchanged, and (z) requesting the Securities Registrar to deliver to the Holder Preferred HITS of a Like Amount.

(e) Upon the transfer pursuant to Section 5.13(d) and receipt of the notice and request referred to in Section 5.13(d):

(i) the Collateral Agent will release Pledged Treasury Securities of a Like Amount from the Pledge and deliver such formerly Pledged Treasury Securities to the Holder free and clear of the Sponsor’s security interest therein, and confirm in writing to the Property Trustee and the Regular Trustees that such release and transfer has occurred;

(ii) the Collateral Agent will transfer a Like Amount of Notes from the Custody Account to the Collateral Account, re-subjecting such Notes to the Pledge; and

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(iii) the Securities Registrar, pursuant to the procedures provided for in Section 5.11 dealing with increasing and decreasing the number of HITS evidenced by Book-Entry HITS Certificates, shall cancel the number of Treasury HITS and Corporate HITS delivered pursuant to Section 5.13(d) and deliver a Like Amount of Preferred HITS to the Holder, all by making appropriate notations on the Book-Entry HITS Certificates of the appropriate Class.

Section 5.14        Remarketing Elections.

(a) This Section 5.14 provides for the procedures pursuant to which a Holder:

(i) of Preferred HITS may elect (a “Contingent Exchange Election”) to cause the Pledged Notes that are Corresponding Assets for such Holder’s Preferred HITS not to be offered in a Remarketing, with the consequence that such Holder will receive in exchange Treasury HITS and Corporate HITS in a Like Amount if the Remarketing is Successful; and

(ii) of Corporate HITS may elect (a “Contingent Disposition Election”) to cause the Notes that are Corresponding Assets for such Holder’s Corporate HITS to be offered in the Remarketing, with the consequence that such Holder will receive the cash proceeds, net of the allocable portion of the Remarketing Agent’s fee, of the Remarketing of such Notes if the Remarketing is Successful.

(b) Upon the written instruction of the Sponsor, the Property Trustee shall give appropriate instructions to the Collateral Agent and the Remarketing Agent in accordance with the Remarketing Agreement to offer for sale in each Remarketing, and if the Remarketing is Successful sell as part of such Remarketing, a principal amount of Notes equal to 100% of the principal amount of Notes included in the Trust Property minus the sum of (i) the Liquidation Amount of Preferred HITS as to which a Contingent Exchange Election has been made and (ii) the Liquidation Amount of Corporate HITS other than Corporate HITS as to which a Contingent Disposition Election has been made.

(c) All deposits, deliveries or transfers by a Holder pursuant to this Section 5.14 of Preferred HITS, Corporate HITS and treasury securities (including Qualifying Treasury Securities) shall be made by Book-Entry Transfer unless the recipient of such deposit, delivery or transfer expressly agrees otherwise in writing.

(d) Subject to the conditions set forth in this Declaration, a Holder of Preferred HITS may make a Contingent Exchange Election by:

(i) during the period that commences with the Collateral Agent’s and the Securities Registrar’s opening of normal business hours on the tenth Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 p.m., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, transferring the Preferred HITS that are the subject of such Contingent Exchange Election to the Securities Registrar, accompanied by a duly executed and completed “Notice of Contingent Exchange Election” in the form printed on the reverse side of the form of Preferred HITS Certificate; and

(ii) by not later than 3:00 p.m., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, depositing with the Collateral Agent, the treasury security that is the Qualifying Treasury Security on the date of deposit, in the amount of $1,000 for each Preferred HITS that is subject to the Contingent Exchange Election.

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(e) If a Holder has made an effective Contingent Exchange Election in accordance with the foregoing provisions:

(i) if the related Remarketing is Successful:

(w) the Collateral Agent shall (A) instruct the Securities Intermediary to release from the Pledge and deliver to the Remarketing Agent the Pledged Notes for which no election has been validly made pursuant to Section 8.02(a) of the Collateral Agreement, free and clear of the Corporation’s security interest therein, against delivery by the Remarketing Agent of Qualifying Treasury Securities purchased with the net Proceeds of the sale of such Pledged Notes in the Remarketing for deposit in the Collateral Account, (B) instruct the Securities Intermediary to release from the Pledge and (C) Transfer to the Custody Account the Pledged Notes for which an election has been validly made pursuant to Section 8.02(a) of the Collateral Agreement, free and clear of the Sponsor’s security interest therein, upon delivery by the Collateral Agent to the Securities Intermediary for deposit into the Collateral Account the Qualifying Treasury Securities to be deposited in connection with such elections, and confirm to the Property Trustee in writing that such instructions have been delivered;

(x) the Securities Intermediary will (A) release the Pledged Notes from the Pledge, Transfer such Pledged Notes, free and clear of the Pledge, (x) to the Remarketing Agent in the case of Pledged Notes for which no election has been validly made pursuant to Section 8.02(a) of the Collateral Agreement and (y) to the Custody Account in the case of Pledged Notes for which an election has been validly made pursuant to Section 8.02(a) of the Collateral Agreement, (B) deposit in the Collateral Account as Pledged Treasury Securities the Qualifying Treasury Securities deposited with the Collateral Agent pursuant to Section 8.02(a) of the Collateral Agreement or delivered by the Remarketing Agent and (C) confirm to the Property Trustee in writing that such release, Transfer and deposit have occurred;

(y) the Custodial Agent shall hold such Notes delivered to it pursuant to clause (ii)(y) of this Section 8.02(b) of the Collateral Agreement in the Custody Account; and

(z) the Securities Registrar shall cancel the number of Preferred HITS Transferred pursuant to Section 8.02(a) of the Collateral Agreement and deliver a Like Amount of Corporate HITS and Treasury HITS to the Holder in accordance with the procedures provided for in this Section 5.14.

(ii) if the related Remarketing is not Successful:

(x) as soon as reasonably practicable after the Remarketing, the Collateral Agent will deliver back to such Holder the Qualifying Treasury Securities delivered by such Holder to the Collateral Agent pursuant to Section 8.02(a) of the Collateral Agreement; and

(y) the Securities Registrar will disregard the delivery by such Holder of Preferred HITS pursuant to Section 8.02(a) of the Collateral Agreement, with the consequence that such Holder shall be deemed to continue to hold such Preferred HITS.

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(f) Subject to the conditions set forth in this Declaration, a Holder of Corporate HITS may make a Contingent Disposition Election by, during the period that commences with the Securities Registrar’s opening of normal business hours on the tenth Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 p.m., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, transferring the Corporate HITS that are the subject of such Contingent Disposition Election to the Securities Registrar, accompanied by a duly completed “Notice of Contingent Disposition Election” in the form printed on the reverse side of the form of Corporate HITS Certificate to the Securities Registrar and the Custodial Agent.

(g) If a Holder has made an effective Contingent Disposition Election in accordance with the foregoing provisions:

(i) if the related Remarketing is Successful:

(x) the Securities Registrar shall cancel the number of Corporate HITS Transferred pursuant to Section 8.03(a) of the Collateral Agreement in accordance with the procedures provided for in Section 5.11;

(y) the Custodial Agent shall deliver Custody Notes in the aggregate principal amount with respect to which elections have been validly made pursuant to Section 8.03(a) of the Collateral Agreement to the Remarketing Agent on the Remarketing Settlement Date; and

(z) on or promptly after the Remarketing Settlement Date, the Custodial Agent will pay to the Property Trustee the net Proceeds of the Custody Notes received from the Remarketing Agent.

(ii) if the Remarketing is not Successful, the Securities Registrar will disregard the delivery by such Holder of Corporate HITS pursuant to Section 5.14(f), with the consequence that such Holder shall be deemed to have continued to hold such Corporate HITS.

Section 5.15        Definitive HITS Certificates.

The HITS Certificates issued at the Time of Delivery shall be issued as Book-Entry HITS Certificates in accordance with Section 2.4. Additionally, if (a) the Sponsor advises the Trustees in writing that the Clearing Agency (i) has notified the Sponsor that it is unwilling or unable to continue as Clearing Agency for such HITS Certificates and no successor Clearing Agency has been appointed within 90 days of this notice or (ii) has ceased to be a clearing agency registered under the Exchange Act at a time when the Clearing Agency is required to be so registered to act as a depositary and no successor Clearing Agency has been appointed within 90 days after the Sponsor has learned that the Clearing Agency has ceased to be so registered, (b) an Event of Default has occurred and is continuing and the Securities Registrar has received a request from the Clearing Agency to issue Definitive HITS Certificates for each applicable Class, (c) the Sponsor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency, or (d) Owners of HITS Certificates representing beneficial interests aggregating at least a Majority in Liquidation Amount of the HITS of all Classes, considered together as a single Class, advise the Regular Trustees in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Owners of HITS Certificates, then the Regular Trustees shall notify the other Trustees and the Clearing Agency, and the Clearing Agency, in accordance with its customary rules and procedures, shall notify all Clearing Agency Participants for whom it holds HITS of the occurrence of any such event and of the availability of the Definitive HITS Certificates to Owners of such class or classes, as applicable, requesting the same.

AMENDED AND RESTATED DECLARATION OF TRUST

Upon surrender to the Regular Trustees of the typewritten HITS Certificate or Certificates representing the Book-Entry HITS Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees, or any one of them, shall execute the Definitive HITS Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive HITS Certificates, the Trustees shall recognize the Holders of the Definitive HITS Certificates as holders of Trust Securities. The Definitive HITS Certificates shall be typewritten, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees that meets the requirements of any stock exchange or automated quotation system on which the HITS are then listed or approved for trading, as evidenced by the execution thereof by the Regular Trustees or any one of them.

Section 5.16        Rights of Holders; Waivers of Past Defaults.

(a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Holders shall not have any right or title therein other than the beneficial interest in the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The HITS shall have no preemptive or similar rights and when issued and delivered to Holders against payment of the purchase price therefor will be fully paid and nonassessable beneficial interests in the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

(b) For so long as any HITS of the Affected Classes remain Outstanding, if, upon a Note Event of Default, the Note Trustee fails or the holders of not less than 25% in principal amount of the outstanding Notes fail to declare the principal of all of the Notes to be immediately due and payable, the Property Trustee or the Holders of at least 25% in Liquidation Amount of the HITS of the Affected Classes then Outstanding, considered together as a single Class, shall have the right to make such declaration by a notice in writing to the Sponsor, the Note Trustee and the Property Trustee, in the case of notice by the Holders of the HITS of the Affected Classes, or to the Sponsor, the Note Trustee and the Holders of the HITS of the Affected Classes, in the case of notice by the Property Trustee, and upon any such declaration such principal amount of and the accrued interest on all of the Notes shall become immediately due and payable as provided in the Indenture, provided that the payment of principal and interest on such Notes shall remain subordinated to the extent provided in the Indenture.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Note Trustee as in the Indenture provided, the Holders of at least a Majority in Liquidation Amount of the HITS of the Affected Classes, considered together as a single Class, by written notice to the Property Trustee, the Sponsor and the Note Trustee, may rescind and annul such declaration and its consequences if:

(i) the Sponsor has paid or deposited with the Note Trustee a sum sufficient to pay

(A) all overdue installments of interest on all of the Notes,

(B) the principal of (and premium, if any, on) any Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes, and

AMENDED AND RESTATED DECLARATION OF TRUST

(C) all sums paid or advanced by the Note Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Note Trustee and the Property Trustee, their agents and counsel; and

(ii) all Note Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.07 of the Base Indenture.

The Holders of at least a Majority in Liquidation Amount of the HITS of the Affected Classes, considered together as a single Class, may, on behalf of the Holders of all the HITS of the Affected Classes, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Note Trustee) or a default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Note. No such rescission shall affect any subsequent default or impair any right consequent thereon.

Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the HITS of the Affected Classes a record date shall be established for determining Holders of Outstanding HITS of the Affected Classes entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.16(b).

(c) For so long as any HITS of the Affected Classes remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration and the Indenture, upon a Note Event of Default, any Holder of HITS of the Affected Classes shall have the right to institute a proceeding directly against the Sponsor, pursuant to Section 13.13 of the Base Indenture, for enforcement of payment to such Holder of any amounts payable in respect of a Like Amount of Notes (a “Direct Action”). Except as set forth in Section 5.16(b) and this Section 5.16(c), the Holders of HITS of the Affected Classes shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Notes.

(d) For so long as any HITS of the Affected Classes remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration and the Stock Purchase Contract Agreement, if the Sponsor fails to pay when due any Contract Payments under the Stock Purchase Contract Agreement (after giving effect to the Sponsor’s deferral right under Section 2.7 of the Stock Purchase Contract Agreement), any Holder of HITS of the Affected Classes shall have the right to institute a proceeding directly against the Sponsor, pursuant to Section 3.1 of the Stock Purchase Contract Agreement, for enforcement of payment to such Holder of any amounts payable in respect of a Like Amount of Stock Purchase Contracts (also a “Direct Action”). Except as set forth in this Section 5.16(d), the Holders of HITS of the Affected Classes shall have no right to exercise directly any right or remedy under the Stock Purchase Contract Agreement available to the Trust (acting through the Property Trustee) as a party thereto.

AMENDED AND RESTATED DECLARATION OF TRUST

(e) Except as otherwise provided in Sections 5.16(a), (b), (c) and (d), the Holders of at least a Majority in Liquidation Amount of the HITS may, on behalf of the Holders of all the HITS, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising there from shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 5.17        CUSIP Numbers.

The Regular Trustees in issuing the HITS may use “CUSIP” numbers (if then generally in use), and, if so, the Property Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the HITS or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the HITS, and any such redemption shall not be affected by any defect in or omission of such numbers. The Regular Trustees will promptly notify the Property Trustee of any change in the CUSIP numbers.

Section 5.18        Remarketing Procedures.

(a) The Sponsor will give notice to the Property Trustee of a Remarketing at least 28 days prior to the first day of the related Remarketing Period. Upon written instruction of the Sponsor, the Property Trustee will give holders of Preferred HITS and Corporate HITS, and will request that the Clearing Agency give to its participants holding Preferred HITS or Corporate HITS, notice of a Remarketing at least 21 days prior to the first day of the related Remarketing Period. Such notices will set forth:

(i) the beginning and ending dates of the Remarketing Period and the applicable Remarketing Settlement Date and Stock Purchase Date in the event the Remarketing is successful;

(ii) for interest periods for the Notes commencing on or after the Remarketing Settlement Date, the applicable interest payment dates and related record dates;

(iii) any change in the stated maturity date of the Notes and, if applicable, the date on and after which the Sponsor will have the right to redeem the Notes (which is subject to Section 3.2 and 3.3 of the Fourteenth Supplemental Indenture);

(iv) whether in connection with an Early Remarketing that is not the first scheduled Remarketing, the Sponsor’s obligations under the Notes will remain subordinated to Senior Obligations (as defined in the Fourteenth Supplemental Indenture) after the Remarketing Settlement Date and, if not, whether the interest deferral provisions of the Notes will continue to apply to the Notes after the Remarketing Settlement Date;

(v) any other changes in the terms of the Notes notified by the Sponsor in connection with such Remarketing pursuant to Section 3.2 of the Fourteenth Supplemental Indenture (including on a Final Remarketing that is a Failed Remarketing, any change in the Maturity Date (as defined in the Fourteenth Supplemental Indenture) and, if applicable, the date on or after which the Trust will have the right to redeem the Notes (which is subject to Section 3.2 of the Fourteenth Supplemental Indenture));

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(vi) the procedures a Holder of Preferred HITS must follow to elect to exchange its Preferred HITS for Treasury HITS and Corporate HITS if the Remarketing is Successful, and the date by which such election must be made; and

(vii) the procedures a Holder of Corporate HITS must follow to elect to dispose of its Corporate HITS in connection with a Remarketing and the date by which such election must be made.

ARTICLE VI

ACTS OF HOLDERS; MEETINGS; VOTING

Section 6.1        Limitations on Voting Rights.

(a) Except as expressly provided in this Declaration and in the Indenture and as otherwise required by law, no Holder of HITS shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Holders from time to time as partners or members of an association.

(b) So long as any Notes are held by the Property Trustee on behalf of the Trust, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Note Trustee, or execute any trust or power conferred on the Note Trustee with respect to the Notes, (ii) waive any past default that may be waived under Section 5.07 of the Base Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Notes, where such consent shall be required by the holders of the Notes pursuant to the terms of the Indenture, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Preferred HITS and the Corporate HITS then Outstanding, considered together as a single Class; provided, however, that where a consent under the Indenture would require the consent of each holder of Notes affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred HITS and Corporate HITS. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred HITS and the Corporate HITS, except by a subsequent vote of the Holders of the Preferred HITS and the Corporate HITS. The Property Trustee shall notify all Holders of the Preferred HITS and the Corporate HITS of any notice of default received with respect to the Notes. In addition to obtaining the foregoing approvals of the Holders of the Preferred HITS and the Corporate HITS, prior to taking any of the foregoing actions, the Regular Trustees shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(c) For so long as any Stock Purchase Contracts are outstanding, the Trustees may consent to any amendment to or modification of the Stock Purchase Contract Agreement or the Collateral Agreement, without having obtained the prior approval of the Holders of any HITS to such amendment or modification, for the purposes of (i) evidencing the succession of another person to the Trust’s or the Property Trustee’s obligations thereunder, (ii) adding to the covenants therein for the benefit of the Trust or the Property Trustee or to surrender any of the Sponsor’s rights or powers thereunder, (iii) evidencing and providing for the acceptance of appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary under the Collateral Agreement, (iv) curing any ambiguity, or correcting or supplementing any provisions that may be inconsistent, (v) conforming the terms of the Stock Purchase Contract Agreement or the Collateral Agreement, to the descriptions thereof in the Prospectus, or (vi) making any other provisions with respect to such matters or questions, provided that such action

AMENDED AND RESTATED DECLARATION OF TRUST

pursuant to clauses (iv) and (vi) shall not adversely affect the interest of the Holders of HITS of any Class in any material respect. The Trustees may, with the consent of the Holders of not less than a Majority in Liquidation Amount of the Preferred HITS and Treasury HITS then Outstanding, considered together as a single Class, agree to any other amendment to or modification of the Stock Purchase Contract Agreement or the Collateral Agreement, except that, without obtaining the prior written consent of each Holder of Preferred HITS and Treasury HITS then Outstanding, the Trustees may not agree to any amendment or modification that would (A) change any payment dates for Contract Payments, (B) change the amount or type of Pledged Notes or Pledged Treasury Securities required to be pledged under the Collateral Agreement, impair the right of the Property Trustee (on behalf of the Trust) to receive distributions on Pledged Notes or Pledged Treasury Securities or otherwise adversely affect the Trust’s rights in or to the Pledged Notes or Pledged Treasury Securities, (C) change the place or currency or reduce any Contract Payments, (D) impair the Property Trustee’s right (or any Holder’s right pursuant to Section 5.16(d)) to institute suit for the enforcement of the Stock Purchase Contracts or payment of any Contract Payments, or (E) reduce the number of shares of Preferred Stock purchasable under the Stock Purchase Contracts, increase the price to purchase Preferred Stock upon settlement of the Stock Purchase Contracts, change the Stock Purchase Date or otherwise adversely affect the Trust’s rights under the Stock Purchase Contracts.

(d) So long as any shares of Preferred Stock are held by the Property Trustee on behalf of the Trust, the Trustees shall not waive any Preferred Stock Default without obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Preferred HITS and the Treasury HITS then Outstanding, considered together as a single Class. Additionally, in addition to and notwithstanding the foregoing, the Trustees shall not consent to any amendment to the Certificate of Designations or the Sponsor’s certificate of incorporation that would change the dates on which dividends are payable on the Preferred Stock or the amount of such dividends, without the prior written consent of each Holder of Preferred HITS and Treasury HITS. In addition to obtaining the foregoing approvals of the Holders of Preferred HITS and Treasury HITS, prior to taking any of the foregoing actions, the Regular Trustees shall, at the expense of Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(e) If any proposed amendment to or modification of the Declaration, the Stock Purchase Contract Agreement or the Collateral Agreement provides for, or the Trustees otherwise propose to effect, any action that would adversely affect in any material respect the powers, preferences or special rights of the HITS of any Class in a manner that is different from the manner in which it would affect the HITS of other Classes, whether by way of amendment to or modification of the Declaration, the Stock Purchase Contract Agreement or the Collateral Agreement or otherwise, then the Holders of the Outstanding HITS of such Class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the HITS of such Class.

(f) No amendment to or modification of any Transaction Document that adversely affects the rights, duties or immunities of the Securities Registrar, the Paying Agent, the Collateral Agent, the Securities Intermediary or the Custodial Agent shall be effective as against any such affected party without its consent.

Section 6.2        Notice of Meetings.

Notice of all meetings of the Holders of the HITS of any one or more Classes, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 12.8 to each

AMENDED AND RESTATED DECLARATION OF TRUST

Holder of HITS of each Class entitled to attend such meeting, at such Holder’s registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

Section 6.3        Meetings of Holders of the HITS.

No annual meeting of Holders is required to be held. However, the Property Trustee or the Regular Trustees shall call a meeting of the Holders of the HITS of a Class to vote on any matter upon the written request of the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding HITS of such Class; the Property Trustee or the Regular Trustees shall call a meeting of the Holders of the HITS of all Classes to vote on any matter upon the written request of the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding HITS of all Classes, considered together; and the Regular Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of the HITS of any Class or Classes to vote on any matters as to which such Holders are entitled to vote.

The Holders of at least a Majority in Liquidation Amount of the HITS of the Class or Classes (as applicable) entitled to attend a meeting, present in person or by proxy, shall constitute a quorum at any meeting of the Holders of the HITS.

If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding HITS representing at least a Majority in Liquidation Amount of the HITS of the Class or Classes (as applicable) entitled to attend such meeting held by the Holders present, either in person or by proxy, at such meeting shall constitute the action of the Holders of the HITS of the Class or Classes (as applicable) invited to attend such meeting, unless this Declaration requires a greater number of affirmative votes.

Section 6.4        Voting Rights.

Holders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Holders are entitled to vote.

Section 6.5        All Votes Must Be Made by a United States Person.

Voting and consensual rights available to or in favor of Holders or Owners under this Declaration may be exercised only by a United States Person that is a beneficial owner of a Trust Security or by a United States Person acting as irrevocable agent with discretionary powers for the beneficial owner of a Trust Security that is not a United States Person. Holders that are not United States Persons must irrevocably appoint a United States Person with discretionary powers to act as their agent with respect to such voting and consensual rights.

Section 6.6        Proxies, Etc.

At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more

AMENDED AND RESTATED DECLARATION OF TRUST

than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

Section 6.7        Holder Action by Written Consent.

Any action that may be taken by Holders at a meeting may be taken without a meeting and without prior notice if Holders holding at least a Majority in Liquidation Amount of all HITS entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any other provision of this Declaration) shall consent to the action in writing.

Section 6.8        Record Date for Voting and Other Purposes.

For the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration, or for the purpose of any other action, the Regular Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a Distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes. The Regular Trustees shall cause a notice of any such date fixed in respect of any such distribution to be forwarded to each Paying Agent.

Section 6.9        Acts of Holders.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Property Trustee and the Regular Trustees. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that any Trustee receiving the same deems sufficient.

The ownership of Trust Securities shall be proved by the Securities Register.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees, or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

AMENDED AND RESTATED DECLARATION OF TRUST

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

If any dispute shall arise between the Holders and the Trustees or among the Holders or the Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

Section 6.10        Inspection of Records.

Upon reasonable notice to the Regular Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder’s interest as a Holder.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

Section 7.1        Representations and Warranties of the Property Trustee and the Delaware Trustee.

The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Sponsor and the Holders that:

(a) the Property Trustee is a banking corporation, duly organized, validly existing and in good standing under the laws of the State of New York;

(b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all Declaration necessary action to authorize the execution, delivery and performance by it of this Declaration;

(c) the Delaware Trustee is a banking corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

(d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

(e) this Declaration has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

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(f) the execution, delivery and performance of this Declaration have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and do not require any approval of stockholders of the Property Trustee and the Delaware Trustee and such execution, delivery and performance will not (i) violate the charter or by-laws of the Property Trustee or the Delaware Trustee, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee is a party or by which it is bound (other than a Lien on the Trust Property pursuant to the Collateral Agreement), or (iii) violate any law, governmental rule or regulation of the State of Delaware, governing the banking or trust powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

(g) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Declaration nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as the case may be) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing law of the State of Delaware, governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee (as appropriate in context), other than the filing of the Certificate of Trust with the Delaware Secretary of State; and

(h) there are no proceedings pending or, to the best of each of the Property Trustee’s and the Delaware Trustee’s knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal that, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Declaration.

Section 7.2        Representations and Warranties of Sponsor.

The Sponsor hereby represents and warrants for the benefit of the Holders that:

(a) the Trust Securities Certificates issued at the Time of Delivery on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration, and the Holders will be, as of such date, entitled to the benefits of this Declaration; and

(b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by any Trustee of this Declaration.

ARTICLE VIII

THE TRUSTEES

Section 8.1        Certain Duties and Responsibilities.

(a) The duties and responsibilities of the Trustees shall be as provided by this Declaration, subject to Section 12.10. Notwithstanding the foregoing, no provision of this Declaration shall require any of the Trustees to expend or risk its or their own funds or otherwise incur any financial liability in the performance of any of its or their duties hereunder, or in the exercise of any of its or their rights or

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powers, if it or they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 8.1. To the extent that, at law or in equity, a Trustee has duties and liabilities relating to the Trust or to the Holders, such Trustee shall not be liable to the Trust or to any Holder for such Trustee’s good faith reliance on the provisions of this Declaration. Except as otherwise required by the Trust Indenture Act and the Commission’s rules thereunder applicable to indentures qualified under such Act, the provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Trustees.

(b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to such Holder for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Property Trustee, in the Trust Indenture Act.

(c) If an Event of Default has occurred and is continuing, the Property Trustee shall enforce this Declaration and the Transaction Agreements for the benefit of the Holders.

(d) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration (including pursuant to Section 12.10), and no implied covenants shall be read into this Declaration against the Property Trustee. If an Event of Default has occurred (that has not been cured or waived pursuant to Section 5.07 of the Base Indenture), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(e) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

(A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration (including pursuant to Section 12.10), and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration (including pursuant to Section 12.10); and

(B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or

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opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

(ii) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

(iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of at least a Majority in Liquidation Amount of the HITS of all Affected Classes considered together as a single Class, relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

(iv) the Property Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Notes, the Stock Purchase Contracts, the Preferred Stock and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

(v) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

(vi) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees, the Sponsor, the Collateral Agent, the Securities Registrar, the Custodial Agent, the Paying Agent, the Remarketing Agent or any other Person, with their respective duties under this Declaration or any Transaction Document, nor shall the Property Trustee be liable for the default or misconduct of any other Trustee, the Regular Trustees, the Sponsor, the Collateral Agent, the Securities Registrar, the Custodial Agent, the Paying Agent, the Remarketing Agent or any other Person; and

(vii) subject to Section 8.1(c), no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

(f) The Regular Trustees shall not be responsible for monitoring the compliance by the other Trustees or the Sponsor with their respective duties under this Declaration, nor shall any Regular Trustee be liable for the default or misconduct of any other Trustee or the Sponsor.

Section 8.2        Certain Notices.

Within thirty days after the occurrence of any Event of Default actually known to the Property Trustee or the Regular Trustees, the Property Trustee or the Regular Trustees shall transmit, in the manner and to the extent provided in Section 12.8, notice of such Event of Default to the Holders of each Affected Class, unless such Event of Default shall have been cured or waived.

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For so long as Notes are included within the Trust Property, within five Business Days after the receipt of notice of the Sponsor’s exercise of its right to defer the payment of interest on the Notes pursuant to the Indenture, the Property Trustee or the Regular Trustees shall transmit, in the manner and to the extent provided in Section 12.8, notice of such exercise to the Holders of the Preferred HITS and the Corporate HITS, unless such exercise shall have been revoked.

If during any calendar year any original issue discount shall have accrued on the Notes, the Sponsor shall file with each Paying Agent promptly at the end of such calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Notes as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

For so long as Stock Purchase Contracts are included within the Trust Property, within five Business Days after the receipt of notice of the Sponsor’s exercise of its right to defer Contract Payments, the Property Trustee or the Regular Trustees shall transmit, in the manner and to the extent provided in Section 12.8, notice of such exercise to the Holders of the Preferred HITS and the Treasury HITS, unless such exercise shall have been revoked.

For so long as shares of Preferred Stock are included within the Trust Property, within five Business Days after the receipt of notice of the Sponsor’s determination not to pay dividends on a dividend payment date, the Property Trustee shall transmit, in the manner and to the extent provided in Section 12.8, notice of such decision to the Holders of the Preferred HITS and Treasury HITS, unless such notice shall have been revoked.

The Property Trustee shall not be deemed to have knowledge of any Event of Default unless the Property Trustee shall have received written notice or a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have obtained actual knowledge of such Event of Default.

Section 8.3        Certain Rights of Property Trustee.

Subject to the provisions of Section 8.1:

(a) the Property Trustee may conclusively rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) if (i) in performing its duties under this Declaration the Property Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Declaration the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Property Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of the HITS are entitled to vote under the terms of this Declaration, the Property Trustee shall deliver a notice to the Sponsor requesting the Sponsor’s opinion as to the course of action to be taken; provided, however, that if the Sponsor fails to deliver such opinion, the Property Trustee may take such action, or refrain from taking such action, as the Property Trustee shall deem advisable and in the interests of the Holders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

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(c) any direction or act of the Sponsor contemplated by this Declaration shall be sufficiently evidenced by an Officers’ Certificate;

(d) any direction or act of a Regular Trustee contemplated by this Declaration shall be sufficiently evidenced by a certificate executed by such Regular Trustee and setting forth such direction or act;

(e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

(f) the Property Trustee may consult with counsel of its own selection (which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

(g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such Holders shall have offered to the Property Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction; provided that nothing contained in this Section 8.3(g) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

(h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Sponsor and shall incur no liability of any kind by reason of such inquiry or investigation;

(i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, and the Property Trustee shall not be responsible for any negligence or misconduct on the part of any agent or attorney appointed with due care by it hereunder;

(j) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action), (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

(k) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration. No provision of this Declaration shall be deemed to impose any duty or obligation on any Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any

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jurisdiction in which it shall be illegal, or in which such Person shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to any Trustee shall be construed to be a duty;

(l) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture;

(m) in no event shall the Property Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Property Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(n) the rights, privileges, protections, immunities and benefits given to the Property Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

Section 8.4        Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust and the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Sponsor of the proceeds of the Notes.

Section 8.5        May Hold Securities.

Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, may otherwise deal with the Trust with the same rights it would have if it were not Trustee or such other agent.

Section 8.6        Compensation; Indemnity; Fees.

The Sponsor agrees:

(a) to pay to the Trustees from time to time such reasonable compensation for all services rendered by them hereunder as may be separately agreed by the Sponsor and the Trustees from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by their own negligence, bad faith or willful misconduct; and

(c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust (referred to herein as an “Indemnified Person”) from and against any loss, damage, liability, action, suit, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or

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dissolution of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence, bad faith or willful misconduct with respect to such acts or omissions.

The provisions of this Section 8.6 shall survive the termination of this Declaration and the removal or resignation of any Trustee. No Trustee may claim any Lien on any Trust Property as a result of any amount due pursuant to this Section 8.6.

Notwithstanding any provision of law or equity, the Sponsor and any Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Notwithstanding any provision of law or equity, neither the Sponsor nor any Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Sponsor and any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Notwithstanding any provision of law or equity, any Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

Section 8.7        Corporate Property Trustee Required; Eligibility of Trustees and Regular Trustees.

(a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such and that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.7 and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 8.7, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII. At the time of appointment, the Property Trustee must have securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization.

(b) There shall at all times be one or more Regular Trustees hereunder with respect to the Trust Securities. Each Regular Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

(c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware, or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law and that shall act through one or more persons authorized to bind such entity.

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Section 8.8        Conflicting Interests.

(a) If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration.

(b) The Guarantee Agreements and the Indenture shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

Section 8.9        Co-Trustees and Separate Trustee.

Unless and until a Note Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holder of Common Securities and the Regular Trustees shall have the power to appoint one or more Persons either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If a Note Event of Default shall have occurred and be continuing, the Property Trustee shall have the sole power to so appoint such a co-trustee or separate trustee, and upon the written request of the Property Trustee, the Sponsor, and the Regular Trustees shall for such purpose join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, such co-trustee or separate trustee. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States, or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

Should any written instrument from the Sponsor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Sponsor.

Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

(a) The Trust Securities shall be executed by one or more Regular Trustees, and the Trust Securities shall be delivered by the Property Trustee or a Regular Trustee on behalf of the Property Trustee, and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Property Trustee specified hereunder shall be exercised solely by the Property Trustee and not by such co-trustee or separate trustee.

(b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

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(c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Sponsor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.9, and, in case a Note Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Sponsor. Upon the written request of the Property Trustee, the Sponsor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigning or removed may be appointed in the manner provided in this Section 8.9.

No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

(d) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

(e) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 8.10        Resignation and Removal; Appointment of Successor.

No resignation or removal of any Trustee (the “Relevant Trustee”) and no appointment of a successor Trustee pursuant to this Article VIII shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Holders. The Corporation shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements its expenses and charges to serve as the Relevant Trustee on a form provided by the Regular Trustees, and selecting the Person who agrees to the lowest expenses and charges. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Sponsor, in the case of the Property Trustee, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

The Regular Trustees, or any of them, may be removed at any time by Act of the Holders of Common Securities delivered to the Relevant Trustee.

The Property Trustee or the Delaware Trustee, or both of them, may be removed by Act of the Holders of at least a Majority in Liquidation Amount of the HITS, delivered to the Relevant Trustee (in its individual capacity and, in the case of the Property Trustee, on behalf of the Trust) (i) for cause (including upon the occurrence of an Event of Default described in subparagraph (d) of the definition thereof with respect to the Relevant Trustee), or (ii) at any time if a Note Event of Default shall have occurred and be continuing. Unless and until a Note Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at any time by Act of the Holders of the Common Securities.

If a resigning Property Trustee or Delaware Trustee shall fail to appoint a successor, or if the Property Trustee or the Delaware Trustee shall be removed or become incapable of acting as Trustee, or if

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a vacancy shall occur in the office of the Property Trustee or the Delaware Trustee for any cause, the Holders of the Common Securities by Act of such Holders delivered to the Relevant Trustee or, if a Note Event of Default shall have occurred and be continuing, the Holders of the HITS, by Act of the Holders of not less than 25% in aggregate Liquidation Amount of the HITS then Outstanding delivered to such Relevant Trustee, may appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Holders of the Common Securities or HITS, as the case may be, and accepted appointment in the manner required by Section 8.11, any Holder, on behalf of such Holder and all others similarly situated, or any other Trustee, may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 12.8 and shall give notice to the Sponsor and to the Regular Trustees. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

Notwithstanding the foregoing or any other provision of this Declaration, if any Delaware Trustee who is a natural person dies or becomes, in the opinion of the Holders of the Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Property Trustee following the procedures regarding expenses and charges set forth above (with the successor being a Person who satisfies the eligibility requirement for the Delaware Trustee set forth in Section 8.7).

Section 8.11        Acceptance of Appointment by Successor.

In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee (if requested by the Sponsor) and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust, and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee, other than the filing of an amendment to the Certificate of Trust to the extent required under the Delaware Statutory Trust Act; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the preceding paragraph.

No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article VIII.

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Section 8.12        Merger, Conversion, Consolidation or Succession to Business.

Any Person into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person, succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto, other than the filing of an amendment to the Certificate of Trust to the extent required under the Delaware Statutory Trust Act.

Section 8.13        Preferential Collection of Claims Against Sponsor or Trust.

If and when the Property Trustee shall be or become a creditor of the Sponsor or the Trust (or any other obligor upon the HITS), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Sponsor or the Trust (or any such other obligor).

Section 8.14        Property Trustee May File Proofs of Claim.

In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

(b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 8.15        Reports by Property Trustee.

(a) The Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act at

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the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Property Trustee shall, within sixty days after each May 15 following the date of the initial issuance of Trust Securities under the Declaration deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each stock exchange, if any, upon which the Trust Securities are listed, with the Commission and with the Sponsor. The Sponsor will promptly notify the Property Trustee in writing when the Securities are listed on any stock exchange and of any delisting thereof.

Section 8.16        Reports to the Property Trustee.

Each of the Sponsor and the Regular Trustees shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. The Sponsor and the Regular Trustees shall annually file with the Property Trustee a certificate specifying whether such Person is in compliance with all of the terms and covenants (if any) applicable to such Person hereunder.

Section 8.17        Evidence of Compliance with Conditions Precedent.

Each of the Sponsor and the Regular Trustees shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers’ Certificate.

Section 8.18        Number of Trustees.

(a) The number of Trustees shall be five, unless the Property Trustee also acts as the Delaware Trustee, in which case the number of Trustees may be four.

(b) If a Trustee ceases to hold office for any reason, a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

(c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, terminate or dissolve the Trust.

Section 8.19        Delegation of Power.

(a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a) or making any governmental filing.

(b) The Regular Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration.

AMENDED AND RESTATED DECLARATION OF TRUST

ARTICLE IX

DISSOLUTION, LIQUIDATION AND MERGER

Section 9.1        Perpetual Existence.

The Trust shall have perpetual existence and shall be dissolved only in accordance with this Article IX.

Section 9.2        Early Dissolution.

The first to occur of any of the following events is an “Early Dissolution Event”:

(a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Sponsor, unless the Common Securities shall be transferred as provided by Section 5.10, in which case this provision shall refer instead to any such successor Holder of the Common Securities;

(b) upon filing of a certificate of dissolution or its equivalent with respect to the Sponsor;

(c) upon the consent of the holders of at least a majority in aggregate liquidation amount of the Trust Securities voting together as a single class to dissolve the Trust;

(d) upon the revocation of the Sponsor’s charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

(e) at the Sponsor’s election at any time pursuant to which the Trust shall have been dissolved in accordance with the terms of the Trust Securities and upon the distribution of the assets of the Trust corresponding to its securities to the holders of the Trust Securities;

(f) the redemption of all of the HITS in accordance with the provisions of this Declaration; and

(g) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

If an Early Dissolution Event occurs, Section 9.4 shall apply.

Section 9.3        Dissolution.

Upon the occurrence of any Early Dissolution Event, the Trust shall dissolve and the Property Trustee and the Regular Trustees shall wind up the affairs of the Trust in accordance with Section 9.4 hereof and Section 3808 of the Delaware Statutory Trust Act. The respective obligations and responsibilities of the Trustees, the Regular Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Holders of all amounts required to be distributed hereunder upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Regular Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Holders. Upon completion of winding up, the Regular Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

AMENDED AND RESTATED DECLARATION OF TRUST

Section 9.4        Liquidation.

(a) If an Early Dissolution Event specified in clause (a) of Section 9.2 occurs, the Trust shall be liquidated by the Property Trustee and the Regular Trustees as expeditiously as the Property Trustee and the Regular Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Holder of HITS of each Class a Like Amount of Corresponding Assets as of the date of such distribution, subject to Section 9.4(d). If an Early Dissolution Event specified in clause (c) of Section 9.2 occurs, because such Early Dissolution Event is also an Early Settlement Event, unless otherwise required by applicable law the Trust will not be liquidated until after the Stock Purchase Date but, commencing promptly after the Stock Purchase Date, the Trust shall be liquidated by the Property Trustee and the Regular Trustees as expeditiously as the Property Trustee and the Regular Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Holder of HITS of each Class a Like Amount of Corresponding Assets as of the date of such distribution, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee or the Regular Trustees by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the Liquidation Date to each Holder of HITS of each Class at such Holder’s address appearing in the Securities Register. All such notices of liquidation shall:

(i) state the CUSIP Number of the Trust Securities of each Class;

(ii) state the Liquidation Date;

(iii) state that from and after the Liquidation Date, the Trust Securities of such Class will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Corresponding Assets as of the date of such distribution, or if Section 9.4(d) applies, a right to receive a Liquidation Distribution; and

(iv) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates of such Class for Corresponding Assets, or if Section 9.4(d) applies, receive a Liquidation Distribution, as the Property Trustee (after consultation with the Regular Trustees) shall deem appropriate.

(b) Except where Section 9.2(e) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Corresponding Assets to Holders, the Property Trustee, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish a record date for such distribution (which shall be not more than 30 days prior to the Liquidation Date) and, establish such procedures as it shall deem appropriate to effect the distribution of Corresponding Assets in exchange for the Outstanding Trust Securities Certificates of the related Classes.

(c) Except where Section 9.2(e) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) if the Corresponding Assets for a Class of HITS are Notes or shares of Preferred Stock, certificates representing a Like Amount of Notes or Preferred Stock (or fractional interests in or depositary shares for Preferred Stock) will be issued to Holders of Trust Securities Certificates of the relevant Classes, upon surrender of such certificates to the exchange agent for exchange, and where Pledged Treasury Securities are Corresponding Assets, Pledged Treasury Securities will be delivered by Book-Entry Transfer to Holders upon surrender of such certificates, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Corresponding Assets of the applicable Class until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest, principal, dividends, redemption price or otherwise will be made to Holders of Trust Securities Certificates with respect to such Corresponding Assets) and (iv) all rights of Holders holding Trust Securities will cease, except the right of such Holders to receive Corresponding Assets upon surrender of Trust Securities Certificates.

AMENDED AND RESTATED DECLARATION OF TRUST

(d) If, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Corresponding Assets in the manner provided herein is determined by the Property Trustee and the Regular Trustees not to be practical, or if an Early Dissolution Event specified in clause (e) of Section 9.2 occurs, the Trust Property shall be liquidated, and the Trust’s affairs wound-up, by the Property Trustee and the Regular Trustees in such manner as the Property Trustee and the Regular Trustees determine. In such event, upon the winding-up of the Trust except with respect to an Early Dissolution Event specified in clause (e) of Section 9.2, Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”). If, upon any such winding-up, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts), except that the right of Holders of the Common Securities to receive Liquidation Distributions will be subordinated to the right of Holders of HITS to receive Liquidation Distributions as provided in Section 4.3(c).

Section 9.5        Mergers, Consolidations, Amalgamations or Replacements of Trust.

(a) The Trust may not consolidate, amalgamate or merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 9.5(b) and (c).

(b) The Trust may, with the consent of a majority of the Regular Trustees and without the consent of the holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state; provided that:

(i) if the Trust is not the survivor, such successor entity (the “Successor Entity”) either:

(A) expressly assumes all of the obligations of the Trust under the Trust Securities; or

(B) substitutes for the Trust Securities other securities having substantially the same terms as the Trust Securities (the “Successor Securities”) so long as the Successor Securities rank the same as the Trust Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

(ii) the Corporation expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Notes;

(iii) the Trust Securities or any Successor Securities which are listed, will be listed upon notification of issuance, on any national or international securities exchange or with another organization, if any, on which such Trust Securities are then listed or quoted;

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(iv) such merger, consolidation, amalgamation or replacement does not cause the Trust Securities (including any Successor Securities of the Trust Securities) to be downgraded by any nationally recognized statistical rating organization;

(v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such holders’ interests in the new or successor entity as a result of such merger, consolidation or replacement);

(vi) such Successor Entity has a purpose identical to that of the Trust ;

(vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

(A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the holders’ interest in the new entity);

(B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

(C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

(viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee Agreements.

(c) Notwithstanding Section 9.5(b), the Trust shall not, except with the consent of holders of 100% in liquidation amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, merger, amalgamation or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

ARTICLE X

QUALIFYING TREASURY SECURITIES

Section 10.1        Qualifying Treasury Securities.

(a) The Regular Trustees or any one of them shall, for each March 15, June 15, September 15 and December 15, commencing on June 15, 2007 and ending on the Stock Purchase Date or the earlier termination of the Stock Purchase Contracts, or if any such day is not a Business Day, the immediately succeeding Business Day (each, a “Reference Date”) identify:

(i) the 13-week treasury bill that matures at least one and not more than six Business Days prior to that Reference Date, or

AMENDED AND RESTATED DECLARATION OF TRUST

(ii) if no 13-week treasury bill that matures at least one and not more than six Business Days prior to that Reference Date is or is scheduled to be outstanding on the immediately preceding Reference Date, the 26-week treasury bill that matures at least one and not more than six Business Days prior to that Reference Date, or

(iii) if neither of such treasury bills is or is scheduled to be outstanding on the immediately preceding Reference Date, any other treasury security (which may be a zero coupon treasury security) that is outstanding on the immediately preceding Reference Date, is highly liquid and matures at least one Business Day prior to such Reference Date; provided that any treasury security identified pursuant to this clause (iii) shall be selected in a manner intended to minimize the cash value of the security selected.

(b) The Regular Trustees or any one of them shall use commercially reasonable efforts to identify the security meeting the foregoing criteria for each Reference Date promptly after the Department of the Treasury makes the schedule for upcoming auctions of treasury securities publicly available and shall, to the extent that a security previously identified with respect to any Reference Date is no longer expected to be outstanding on the immediately preceding Reference Date, identify another security meeting the foregoing criteria for such Reference Date. The security most recently identified by the Regular Trustees or any one of them with respect to any Reference Date shall be the “Qualifying Treasury Security” with respect to the period from and including its date of issuance (or if later, the date of maturity of the Qualifying Treasury Security with respect to the immediately preceding Reference Date) to but excluding its date of maturity, and the Regular Trustees’ identification of a security as a Qualifying Treasury Security for such period shall be final and binding for all purposes absent manifest error. The Regular Trustees or any one of them shall give (or cause to be given) prompt written notice to the Sponsor, the Collateral Agent, the Custodial Agent and the Property Trustee of each determination made pursuant to this Section 10.1.

ARTICLE XI

OTHER HITS RELATED PROVISIONS

Section 11.1        Tax Treatment.

Each Holder of HITS agrees, by acceptance of HITS, and each Owner agrees, by acceptance of a beneficial interest in HITS, to treat for all U.S. federal income tax purposes (i) the Trust as one or more grantor trusts and/or agency arrangements, (ii) itself as the owner of the Corresponding Assets for the related Class of HITS, (iii) in the case of Preferred HITS the fair market value of the $1,000 principal amount of Notes corresponding to one Preferred HITS as $1,000 and the fair market value of  1/100th fractional interest in a Stock Purchase Contract corresponding to one Preferred HITS as $0 at the time of initial purchase, (iv) the Notes as indebtedness of the Sponsor, and (v) the stated interest on the Notes as ordinary interest income that is includible in the Holder’s or Owner’s gross income at the time the interest is paid or accrued in accordance with the Holder’s or Owner’s regular method of tax accounting, and otherwise to treat the Notes as described in the Prospectus.

AMENDED AND RESTATED DECLARATION OF TRUST

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.1        Limitation of Rights of Holders.

Except as set forth in Section 9.2, the death, dissolution, bankruptcy or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration nor dissolve, terminate or annul the Trust, nor entitle the legal representatives or heirs of such person or any Holder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Section 12.2        Amendment.

(a) This Declaration may be amended from time to time by the Regular Trustees and the Holders of all of the Common Securities, without the consent of any Holder of the HITS, the Property Trustee or the Delaware Trustee (i) to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration, which shall not be inconsistent with the other provisions of this Declaration, (ii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will not be taxable as a corporation or classified as a partnership for U.S. federal income tax purposes at all times that any Trust Securities are outstanding, to ensure that the Trust will not be required to register as an “investment company” under the Investment Company Act or to ensure the treatment of the HITS as Tier 1 regulatory capital under the prevailing Federal Reserve rules and regulations, (iii) to provide that HITS Certificates may be executed by a Regular Trustee by facsimile signature instead of manual signature, in which case such amendment(s) shall also provide for the appointment by the Sponsor of an authentication agent, the fees and expenses of which will be paid by the Sponsor, a form of authentication certificate, and provisions to the effect that HITS Certificates that have been executed by a Regular Trustee by facsimile signature shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose unless the certificate of authentication thereon has been executed by the authentication agent by manual signature, or (iv) to conform the terms of this Declaration to the description of this Declaration and the Trust Securities in the Prospectus; provided, however, that in the case of either clause (i) or (ii), such action shall not adversely affect in any material respect the interests of any Holder, the Property Trustee or the Delaware Trustee; provided, further, that in the case of clause (iv), the Sponsor shall deliver to the Property Trustee an Officers’ Certificate and an Opinion of Counsel (who may be counsel to the Sponsor or the Trust), in each case confirming that such amendment has the effect of conforming the terms of this Declaration to the descriptions of this Declaration and the Trust Securities in the Prospectus. Any such amendment shall become effective when notice is given to the Property Trustee and the Holders of the HITS.

(b) Except as provided in Section 12.2(c), any provision of this Declaration may be amended by the Regular Trustees and the Holders of all of the Common Securities and with (i) the consent of Holders of at least a Majority in Liquidation Amount of the Outstanding HITS of each Affected Class, and (ii) receipt by the Trustees of an Opinion of Counsel experienced in such matters to the effect that such amendment or the exercise of any power granted to the Trustees or the Regular Trustees in accordance with such amendment will not affect the Trust’s status as a grantor trust or cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes or affect the Trust’s exemption from status as an “investment company” under the Investment Company Act.

AMENDED AND RESTATED DECLARATION OF TRUST

(c) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date, or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date; and notwithstanding any other provision herein, without the unanimous consent of the Holders, this Section 12.2(c) may not be amended.

(d) Notwithstanding any other provisions of this Declaration, no Trustee shall enter into or consent to any amendment to this Declaration that would cause the Trust to fail or cease to qualify for the exemption from status as an “investment company” under the Investment Company Act or to be taxable as a corporation or to be classified as other than as one or more grantor trusts and/or agency arrangements for U.S. federal income tax purposes. In particular, no Trustee shall enter into or consent to any amendment to this Declaration that would cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(e) Notwithstanding anything in this Declaration to the contrary, without the consent of the Sponsor and the Regular Trustees, this Declaration may not be amended in a manner that imposes any additional obligation on the Sponsor or the Regular Trustees.

(f) Notwithstanding anything in this Declaration to the contrary, without the consent of the Property Trustee, this Declaration may not be amended in a manner that imposes any additional obligation on the Property Trustee or that adversely affects the Property Trustee.

(g) Notwithstanding anything in this Declaration to the contrary, without the consent of the Delaware Trustee, this Declaration may not be amended in a manner that imposes any additional obligation on the Delaware Trustee or that adversely affects the Delaware Trustee.

(h) Notwithstanding anything in this Declaration to the contrary, without the consent of the Securities Registrar and the Paying Agent, this Declaration may not be amended in a manner that imposes any additional obligation on the Securities Registrar or the Paying Agent or that adversely affects the Securities Registrar or the Paying Agent.

(i) In the event that any amendment to this Declaration is made, the Regular Trustees shall promptly provide to the Sponsor, the Property Trustee and the Delaware Trustee a copy of such amendment.

(j) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration that affects its own rights, duties or immunities under this Declaration. The Property Trustee and the Delaware Trustee shall be entitled to receive an Opinion of Counsel and an Officers’ Certificate stating that any amendment to this Declaration is in compliance with this Declaration.

Section 12.3        Separability Clause.

In case any provision in this Declaration or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

AMENDED AND RESTATED DECLARATION OF TRUST

Section 12.4        Governing Law.

This Declaration and the Trust Securities shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles).

Section 12.5        Payments Due on Non-Business Day.

If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day, with the same force and effect as though made on the date fixed for such payment, and no Distributions shall accumulate on such unpaid amount for the period after such date.

Section 12.6        Successors and Assigns.

All covenants and agreements in this Declaration by each party hereto shall bind its successors and assigns, whether so expressed or not. Except in connection with a consolidation, merger or sale involving the Sponsor that is permitted under Article 10 of the Base Indenture and pursuant to which the assignee agrees in writing to perform the Sponsor’s obligations hereunder, the Sponsor shall not assign its obligations hereunder.

Section 12.7        Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 12.8        Reports, Notices and Demands.

Any report, notice, demand or other communication that by any provision of this Declaration is required or permitted to be given or served to or upon any Holder, the Sponsor or the Regular Trustees may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of HITS, to such Holder as such Holder’s name and address may appear on the Securities Register and (b) in the case of the Holder of the Common Securities or the Sponsor, to Bank of America Corporation, NC1-007-07-06, 100 North Tryon Street, Charlotte, North Carolina, 28255, Attention: Corporate Treasury—Securities Administration, facsimile (704) 386-0270, or to such other address as may be specified in a written notice by the Sponsor to the Property Trustee. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission. Such notice, demand or other communication to or upon the Sponsor or the Holder of the Common Securities shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Sponsor or the Holder of the Common Securities, as the case may be. Any notice, demand or other communication that by any provision of this Declaration is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee, the Regular Trustees or the Trust shall be given in writing addressed to such Person as follows: (a) with respect to the Property Trustee, to The Bank of New York, 101 Barclay Street, 8 West, New York, New York 10286, facsimile: (904) 645-1921, Attention: Corporate Trust Administration, (b) with respect to the Delaware Trustee, to The Bank of New York (Delaware), 100 White Clay Center, Route 273, Newark Delaware 19711, facsimile: (302) 453-4400, Attention: Corporate Trust Administration; (c) with respect to the Regular Trustees, to them at c/o Bank of America Corporation, NC1-007-07-06, 100 North Tryon Street, Charlotte, North Carolina, 28255, Attention: Corporate Treasury—Securities Administration, facsimile (704) 386-0270; and (d) with respect to the Trust, to its principal office specified in Section 2.2, with a copy to the Property Trustee. Such notice, demand or other communication to or upon the Trust, the Property Trustee or the Regular Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust, the Property Trustee or such Regular Trustee.

AMENDED AND RESTATED DECLARATION OF TRUST

Section 12.9        Agreement Not to Petition.

To the fullest extent permitted by law, each of the Trustees and the Sponsor agree for the benefit of the Holders that, until at least one year and one day after the Trust has been dissolved in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including the United States Bankruptcy Code) (collectively, “Bankruptcy Laws”) or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. If the Sponsor takes action in violation of this Section 12.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert.

Section 12.10        Trust Indenture Act; Conflict with Trust Indenture Act.

(a) If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Declaration, the latter provision shall control. If any provision of this Declaration modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration as so modified or to be excluded, as the case may be.

(b) The Property Trustee shall be the only Trustee that is a trustee for the purposes of the Trust Indenture Act.

(c) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 12.11        Acceptance of Terms of Declaration, Guarantee Agreements and Indenture.

THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION, THE GUARANTEE AGREEMENTS AND THE INDENTURE, AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AGREEMENTS AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

*    *    *    *

AMENDED AND RESTATED DECLARATION OF TRUST

Section 12.12        Force Majeure

In no event shall the Property Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Property Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

[Signature pages follow]

AMENDED AND RESTATED DECLARATION OF TRUST

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Declaration as of the day and year first above written.

BANK OF AMERICA CORPORATION, as Sponsor

By:	/s/ Ann J. Travis
Name:	Ann J. Travis
Title:	Senior Vice President

THE BANK OF NEW YORK,
not in its individual capacity, but solely as Property Trustee

By:	/s/ Van K. Brown
Name:	Van K. Brown
Title:	Vice President

THE BANK OF NEW YORK (DELAWARE),
not in its individual capacity, but solely as Delaware Trustee

By:	/s/ Kristine K. Gullo
Name:	Kristine K. Gullo
Title:	Vice President

/s/ James T. Houghton
James T. Houghton, as Regular Trustee
/s/ Richard L. Nichols, Jr.
Richard L. Nichols, Jr., as Regular Trustee
/s/ Ann J. Travis
Ann J. Travis, as Regular Trustee

AMENDED AND RESTATED DECLARATION OF TRUST

EXHIBIT A

[ORIGINAL CERTIFICATE OF TRUST]

A-1

DECLARATION

A-1

AMENDED AND RESTATED DECLARATION OF TRUST

EXHIBIT B

FORM OF CORPORATE HITS CERTIFICATE

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

THIS INSTRUMENT IS NOT A SAVINGS ACCOUNT OR A BANK DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING AFFILIATE OF BANK OF AMERICA CORPORATION, IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

No.	Number of Corporate	HITS:
CUSIP No.: 00518VAC9
ISIN: US05518VAC90

BAC Capital Trust XIV

Corporate HITS

This Corporate HITS Certificate certifies that [            ] is the registered Holder of the number of Corporate HITS set forth above {for inclusion in Global Certificates only – or such other number of Corporate HITS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Corporate HITS represents a beneficial interest in BAC Capital Trust XIV (the “Trust”), having a Liquidation Amount of $1,000. The Corporate HITS are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Corporate HITS are set forth in, and this certificate and the Corporate HITS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Declaration of Trust of

AMENDED AND RESTATED DECLARATION OF TRUST

the Amended and Restated Declaration of Trust, dated as of February 16, 2007, as the same may be amended and restated from time to time (the “Declaration”), including the designation of the terms of the Preferred HITS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Sponsor and The Bank of New York, as Guarantee Trustee, dated as of February 16, 2007 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein.

Section 5.13(d) of the Declaration provides for the procedures pursuant to which Holders of Corporate HITS and Treasury HITS may exchange Corporate HITS and Treasury HITS for Preferred HITS and Qualifying Treasury Securities and Section 5.14(f) of the Declaration provides for the procedures pursuant to which Holders of Corporate HITS may elect to exchange Corporate HITS in the event a Remarketing is Successful. The forms of Recombination Notice and Request and Notice of Contingent Disposition Election required to be delivered in connection therewith are printed on the reverse hereof.

A copy of each of the Declaration and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Trust acting through one of its Regular Trustees has executed this Corporate HITS Certificate.

BAC CAPITAL TRUST XIV, acting through one of its Regular Trustees

By:
Name:
Date:

AMENDED AND RESTATED DECLARATION OF TRUST

CERTIFICATE OF AUTHENTICATION

This certificate represents the Corporate HITS referred to in the within-mentioned Declaration.

Dated:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Securities Registrar

By:
Authorized Signatory

AMENDED AND RESTATED DECLARATION OF TRUST

[FORM OF REVERSE OF SECURITY]

Distributions payable on each Corporate HITS will be set at, (i) with respect to the period from the Closing Date to but not including the Remarketing Settlement Date for a Successful Remarketing or, in the event of a Failed Remarketing, the Stock Purchase Date, 5.48% per annum (calculated on a 30/360 Basis), and (ii) thereafter for so long as Corporate HITS remain outstanding, the rate per annum corresponding to interest payments by the Corporation on the Notes (the “Coupon Rate”). The Coupon Rate is payable on the stated liquidation amount of $1,000 per Corporate HITS, such rate being the rate of interest payable on the Notes to be held by the Property Trustee on behalf of the Trust. Distributions in arrears will bear interest thereon (to the extent permitted by applicable law) at the Coupon Rate, compounded semi-annually. The amount of Distributions payable for any period will be computed on the basis of (a) for periods prior to the later of March 15, 2012 and the Stock Purchase Date, a 360-day year of twelve 30-day months and (b) for periods beginning on or after such date, a 360-day year and the number of days actually elapsed.

Except as otherwise described below, Distributions on the Corporate HITS will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears on (i) each March 15 and September 15, commencing on the later of the first such date on which Corporate HITS are Outstanding and September 15, 2007 and continuing through and including the last such date to occur prior to the Remarketing Settlement Date for a Successful Remarketing, and (ii) thereafter for so long as Corporate HITS remain outstanding, each day that is an interest payment date for the Notes (each a “Distribution Date”), to the Person in whose name the Corporate HITS is registered at the close of business on the regular record date for such installment, which will be the last day of the month immediately preceding the month in which the Distribution Date falls. The Trust will make Distributions on the Corporate HITS only to the extent it has received payments from the Sponsor on the Corresponding Assets. The Sponsor has the right to defer payments on the Corresponding Assets from time to time and in the event of such deferral, Distributions will also be deferred for the same period.

THE CORPORATE HITS SHALL BE REDEEMABLE AS PROVIDED IN THE DECLARATION.

AMENDED AND RESTATED DECLARATION OF TRUST

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                     as tenants in common

UNIF GIFT MIN ACT:                  Custodian                  (cust)(minor) Under Uniform Gifts to Minors Act of

TENANT:                      as tenants by the entireties

JT TEN:                          as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D.

or other Identifying Number of Assignee)

(Please print or type name and address including Postal Zip Code of Assignee)

the within Corporate HITS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney                 , to transfer said Corporate HITS Certificates on the books of BAC Capital Trust XIV, with full power of substitution in the premises.

Dated:	Signature

NOTICE: THE SIGNATURE TO THIS

ASSIGNMENT MUST CORRESPOND WITH THE

NAME AS IT APPEARS UPON THE FACE OF THE

WITHIN CORPORATE HITS CERTIFICATES IN

EVERY PARTICULAR, WITHOUT ALTERATION

OR ENLARGEMENT OR ANY CHANGE

WHATSOEVER.

SIGNATURE GUARANTEE:

AMENDED AND RESTATED DECLARATION OF TRUST

FORM OF RECOMBINATION NOTICE AND REQUEST

The Bank of New York Trust Company, N.A.

  as Collateral Agent and Securities Registrar

10161 Centurion Parkway, 2nd Floor

Jacksonville, Florida 32256

Attention: Corporate Trust Administration

Re:	Treasury and Corporate HITS of BAC Capital Trust XIV

The undersigned Holder hereby notifies you pursuant to Section 5.13(d) of the Amended and Restated Declaration of Trust, dated as of February 16, 2007, of BAC Capital Trust XIV (the “Declaration”), among Bank of America Corporation, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York, as Delaware Trustee, the Regular Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.03(a) of the Collateral Agreement, that the Holder:

(i) is transferring $                  Liquidation Amount of Treasury HITS and Corporate HITS in connection with an Exchange of such Treasury HITS and Corporate HITS for a Like Amount of Preferred HITS and Qualifying Treasury Securities,

(ii) hereby requests the Collateral Agent to release from the Pledge and deliver to the Holder Qualifying Treasury Securities in a principal amount equal to such Liquidation Amount, and

(iii) hereby requests the delivery to the Holder of such Preferred HITS of a Like Amount.

All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:	Signature Guarantee:

Please print name and address of Registered Holder:

Name:	Social Security or other Taxpayer Identification Number, if any:

Address:

AMENDED AND RESTATED DECLARATION OF TRUST

FORM OF NOTICE OF CONTINGENT DISPOSITION ELECTION

The Bank of New York Trust Company, N.A.

  as Collateral Agent and Securities Registrar

10161 Centurion Parkway, 2nd Floor

Jacksonville, Florida 32256

Attention: Corporate Trust Administration

Re:	Corporate HITS of BAC Capital Trust XIV

The undersigned Holder hereby notifies you pursuant to Section 5.14(f) of the Amended and Restated Declaration of Trust, dated as of February 16, 2007, of BAC Capital Trust XIV (the “Declaration”), among Bank of America Corporation, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York, as Delaware Trustee, the Regular Trustees (as named therein) and the several Holders of the Trust Securities, and Section 8.03 of the Collateral Agreement, that the Holder:

(i) is transferring $                  Corporate HITS to the Securities Registrar, and

(ii) hereby requests the payment to the Holder, if the upcoming Remarketing is Successful, of an amount in cash for each such Corporate HITS equal to the proceeds of the sale of $1,000 principal amount of Notes, it being understood that if such Remarketing is not Successful, this Notice shall be disregarded.

All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Contingent Disposition Election.

Date:	Signature Guarantee:

Please print name and address of Registered Holder:

Name:	Social Security or other Taxpayer Identification Number, if any:

Address:

AMENDED AND RESTATED DECLARATION OF TRUST

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Corporate HITS evidenced by this Global Certificate	Amount of decrease in Number of Corporate HITS evidenced by this Global Certificate	Number of Corporate HITS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

AMENDED AND RESTATED DECLARATION OF TRUST

EXHIBIT C

FORM OF TRUST COMMON SECURITIES CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT TO A DIRECT OR INDIRECT SUBSIDIARY OF THE SPONSOR IN ACCORDANCE WITH SECTION 5.10 OF THE DECLARATION.

THE COMMON SECURITIES REPRESENTED BY THIS CERTIFICATE ARE BENEFICIALLY OWNED BY A PERSON WHO MAY BE AN “AFFILIATE” WITHIN THE MEANING OF RULE 144 UNDER THE ACT. CONSEQUENTLY, THE SECURITIES MAY NOT BE TRANSFERRED UNLESS SUCH TRANSFER IS IN COMPLIANCE WITH SAID RULE OR UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL FOR THE TRUST THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

THIS INSTRUMENT IS NOT A SAVINGS ACCOUNT OR A BANK DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING AFFILIATE OF BANK OF AMERICA CORPORATION, IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

No.

BAC Capital Trust XIV

Common Securities

(liquidation amount $1,000 per Common Security)

BAC CAPITAL TRUST XIV, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that Bank of America Corporation, a Delaware corporation (the “Holder”), is the registered owner of 100 common securities of the Trust representing undivided common beneficial interests in the assets of the Trust designated the BAC Capital Trust XIV Adjustable Rate Common Securities (liquidation amount $1,000 per Common Security) (the “Common Securities”). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 16, 2007, as the same may be amended from time to time (the “Declaration”), including the designation of the terms of the Common Securities as set forth in to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Trust Common

AMENDED AND RESTATED DECLARATION OF TRUST

Securities Guarantee Agreement to the extent provided therein. The Declaration permits the Sponsor to dissolve the Trust at any time. The Sponsor will provide a copy of the Declaration, the Guarantee Agreement and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

IN WITNESS WHEREOF, the Trust acting through one of its Regular Trustees has executed this certificate.

BAC CAPITAL TRUST XIV

By:
Name:
Date:

AMENDED AND RESTATED DECLARATION OF TRUST

CERTIFICATE OF AUTHENTICATION

This certificate represents the Common Securities referred to in the within-mentioned Declaration.

Dated:

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Securities Registrar

By:
Authorized Signatory

AMENDED AND RESTATED DECLARATION OF TRUST

[FORM OF REVERSE OF SECURITY]

Distributions on each Common Security will be payable (i) from the date of issuance through the later of March 15, 2012 and the Stock Purchase Date, at a rate per annum of 5.63% and (ii) thereafter, at a rate per annum equal to the greater of (A) Three-Month LIBOR plus a spread of 0.40 and (B) 4.00% (the “Coupon Rate”) of the stated liquidation amount of $1,000 per Common Security. Distributions in arrears will continue to accumulate at the same rate compounded semi-annually through the later of March 15, 2012 and the Stock Purchase Date, and thereafter quarterly. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of (a) for periods prior to the later of March 15, 2012 and the Stock Purchase Date, a 360-day year of twelve 30-day months and (b) for periods beginning on or after such date, a 360-day year and the number of days actually elapsed.

Except as otherwise described below, Distributions on the Common Securities will accrue from the date of original issuance and will be payable as follows: (i) semi-annually in arrears on each March 15 and September 15 for each Distribution Period from the date of original issuance to the later of March 15, 2012 and the Stock Purchase Date, commencing on September 15, 2007, (ii) after the later of March 15, 2012 and the Stock Purchase Date, quarterly in arrears on each March 15, June 15, September 15 and December 15 (each a “Distribution Date”), and (iii) on the Stock Purchase Date if not otherwise a regular Distribution Date. Distributions will be payable to Holders of record on the last day of the month immediately prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Notes. Distributions shall be cumulative for each Regular Distribution Date to and including the Stock Purchase Date and non-cumulative thereafter. The Sponsor has the right to defer payments on the Corresponding Assets from time to time and in the event of such deferral, Distributions will also be deferred for the same period.

THE COMMON SECURITIES SHALL BE REDEEMABLE AS PROVIDED IN THE DECLARATION.

AMENDED AND RESTATED DECLARATION OF TRUST

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Common Security Certificate
on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee[2]:

[2]

Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

AMENDED AND RESTATED DECLARATION OF TRUST

EXHIBIT D

FORM OF PREFERRED HITS CERTIFICATE

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

THIS INSTRUMENT IS NOT A SAVINGS ACCOUNT OR A BANK DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING AFFILIATE OF BANK OF AMERICA CORPORATION, IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

No.	Number of Preferred	HITS:
CUSIP No.: 05518VAA3
ISIN: US05518VAA35

BAC Capital Trust XIV

Preferred HITS

This Preferred HITS Certificate certifies that [                ] is the registered Holder of the number of Preferred HITS set forth above {for inclusion in Global Certificates only – or such other number of Preferred HITS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Preferred HITS represents a beneficial interest in BAC Capital Trust XIV (the “Trust”), having a Liquidation Amount of $1,000. The Preferred HITS are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred HITS are set forth in, and this certificate and the Preferred HITS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Declaration of Trust,

AMENDED AND RESTATED DECLARATION OF TRUST

dated as of February 16, 2007, as the same may be amended and restated from time to time (the “Declaration”), including the designation of the terms of the Preferred HITS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Sponsor and The Bank of New York, as Guarantee Trustee, dated as of February 16, 2007 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein.

Section 5.13(b) of the Declaration provides for the procedures pursuant to which Holders of Preferred HITS may exchange Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS and Section 5.14(d) of the Declaration provides for the procedures pursuant to which Holders of Preferred HITS may elect to exchange Preferred HITS and Qualifying Treasury Securities for Treasury HITS and Corporate HITS in the event a Remarketing is Successful. The forms of Splitting Notice and Request and Notice of Contingent Exchange Election required to be delivered in connection therewith are printed on the reverse hereof.

A copy of each of the Declaration and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Trust acting through one of its Regular Trustees has executed this Preferred HITS Certificate.

BAC CAPITAL TRUST XIV, acting through one of its Regular Trustees

By:
Name:
Date:

AMENDED AND RESTATED DECLARATION OF TRUST

CERTIFICATE OF AUTHENTICATION

This certificate represents the Preferred HITS referred to in the within-mentioned Declaration.

Dated:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Securities Registrar

By:
Authorized Signatory

AMENDED AND RESTATED DECLARATION OF TRUST

[FORM OF REVERSE OF SECURITY]

Distributions payable on each Preferred HITS will be set at, (i) from the Closing Date to but not including the later of March 15, 2012 and the Stock Purchase Date (and for each related Distribution Period), 5.63% per annum (calculated on a 30/360 Basis) and (ii) thereafter, for each Distribution Period and related Regular Distribution Date, the greater of (A) Three-Month LIBOR for such Distribution Period plus 0.40% and (B) 4.00 % of the Liquidation Amount per Preferred HITS (calculated on an Actual/360 Basis) (the “Coupon Rate”). The Coupon Rate is payable on the stated liquidation amount of $1,000 per Preferred HITS, such rate being the rate of interest payable on the Notes to be held by the Property Trustee on behalf of the Trust. Distributions in arrears will bear interest thereon (to the extent permitted by applicable law) at the Coupon Rate, compounded semi-annually through the later of March 15, 2012 and the Stock Purchase Date, and thereafter quarterly. The amount of Distributions payable for any period will be computed on the basis of (a) for periods prior to the later of March 15, 2012 and the Stock Purchase Date, a 360-day year of twelve 30-day months and (b) for periods beginning on or after such date, a 360-day year and the number of days actually elapsed.

Except as otherwise described below, Distributions on the Preferred HITS will accrue from the date of original issuance and will be payable as follows: (i) semi-annually in arrears for each March 15 and September 15 prior to and including the later of March 15, 2012 and the Stock Purchase Date, commencing September 15, 2007, and (ii) quarterly in arrears for each March 15, June 15, September 15 and December 15 after the later of March 15, 2012 and the Stock Purchase Date (each a “Distribution Date”), and on the Stock Purchase Date if not otherwise a regular Distribution Date, to the Person in whose name the Preferred HITS is registered at the close of business on the regular record date for such installment, which will be the last day of the month immediately preceding the month in which the Distribution Date falls. Distributions shall be cumulative for each Regular Distribution Date to and including the Stock Purchase Date and non-cumulative thereafter. The Trust will make Distributions on the Preferred HITS only to the extent it has received payments from the Sponsor on the Corresponding Assets. The Sponsor has the right to defer payments on the Corresponding Assets from time to time and in the event of such deferral, Distributions will also be deferred for the same period.

THE PREFERRED HITS SHALL BE REDEEMABLE AS PROVIDED IN THE DECLARATION.

AMENDED AND RESTATED DECLARATION OF TRUST

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                    as tenants in common

UNIF GIFT MIN ACT:                  Custodian                  (cust)(minor) Under Uniform Gifts to Minors Act of

TENANT:                      as tenants by the entireties

JT TEN:                          as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D.

or other Identifying Number of Assignee)

(Please print or type name and address including Postal Zip Code of Assignee)

the within Preferred HITS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney                 , to transfer said Preferred HITS Certificates on the books of BAC Capital Trust XIV with full power of substitution in the premises.

Dated:	Signature:

NOTICE: The signature to this assignment must

correspond with the name as it appears upon the

face of the within Preferred HITS Certificates in

every particular, without alteration or

enlargement or any change whatsoever.

Signature Guarantee:

AMENDED AND RESTATED DECLARATION OF TRUST

FORM OF SPLITTING NOTICE AND REQUEST

The Bank of New York Trust Company, N.A.

as Collateral Agent and Securities Registrar

10161 Centurion Parkway, 2nd Floor

Jacksonville, Florida 32256

Attention: Corporate Trust Administration

Re: Preferred HITS of BAC Capital Trust XIV

The undersigned Holder hereby notifies you pursuant to Section 5.13(b) of the Amended and Restated Declaration of Trust, dated as of February 16, 2007, of BAC Capital Trust XIV (the “Declaration”), among Bank of America Corporation, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York, as Delaware Trustee, the Regular Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.02 of the Collateral Agreement, that the Holder:

(i) is depositing the appropriate Qualifying Treasury Securities with The Bank of New York Trust Company, N.A., as Collateral Agent, for deposit in the Collateral Account,

(ii) is transferring $             Liquidation Amount of the related Preferred HITS to the Securities Registrar in connection with an Exchange of such Preferred HITS and Qualifying Treasury Securities for a Like Amount of Treasury HITS and Corporate HITS, and

(iii) hereby requests the delivery to the Holder of such Treasury HITS and Corporate HITS.

All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:	Signature Guarantee:

Please print name and address of Registered Holder:

Name:	Social Security or other Taxpayer Identification Number, if any:

Address:

AMENDED AND RESTATED DECLARATION OF TRUST

FORM OF NOTICE OF CONTINGENT EXCHANGE ELECTION

The Bank of New York Trust Company, N.A.

    as Collateral Agent and Securities Registrar

10161 Centurion Parkway, 2nd Floor

Jacksonville, Florida 32256

Attention: Corporate Trust Administration

        Re:    Preferred HITS of BAC Capital Trust XIV

The undersigned Holder hereby notifies you pursuant to Section 5.14(d) of the Amended and Restated Declaration of Trust, dated as of February 16, 2007, of BAC Capital Trust XIV (the “Declaration”), among Bank of America Corporation, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York, as Delaware Trustee, the Regular Trustees (as named therein) and the several Holders of the Trust Securities, and Section 8.02 of the Collateral Agreement, that the Holder:

(i) is depositing the appropriate Qualifying Treasury Securities with The Bank of New York Trust Company, N.A., as Collateral Agent, for deposit in the Collateral Account,

(ii) is transferring $                  Liquidation Amount of the related Preferred HITS to the Securities Registrar in connection with a Contingent Exchange Election of such Preferred HITS and Qualifying Treasury Securities for a Like Amount of Treasury HITS and Corporate HITS, and

(iii) hereby requests the delivery to the Holder of such Treasury HITS and Corporate HITS if the upcoming Remarketing is Successful, it being understood that if such Remarketing is not Successful, this Notice shall be disregarded and the Collateral Agent shall return such Qualifying Treasury Securities to the Holder promptly after the Remarketing.

All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Contingent Exchange Election.

Date:	Signature Guarantee:

Please print name and address of Registered Holder:

Name:	Social Security or other Taxpayer Identification Number, if any:

Address:

AMENDED AND RESTATED DECLARATION OF TRUST

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Preferred HITS evidenced by this Global Certificate	Amount of decrease in Number of Preferred HITS evidenced by this Global Certificate	Number of Preferred HITS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

AMENDED AND RESTATED DECLARATION OF TRUST

EXHIBIT E

FORM OF TREASURY HITS CERTIFICATE

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

THIS INSTRUMENT IS NOT A SAVINGS ACCOUNT OR A BANK DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING AFFILIATE OF BANK OF AMERICA CORPORATION, IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

No.	Number of Preferred HITS:
CUSIP No.: 05518VAB1
ISIN: US05518VAB18

BAC Capital Trust XIV

Treasury HITS

This Treasury HITS Certificate certifies that [            ] is the registered Holder of the number of Treasury HITS set forth above {for inclusion in Global Certificates only – or such other number of Treasury HITS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Treasury HITS represents a beneficial interest in BAC Capital Trust XIV (the “Trust”), having a Liquidation Amount of $1,000. The Treasury HITS are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Treasury HITS are set forth in, and this certificate and the Treasury HITS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Declaration of Trust of

AMENDED AND RESTATED DECLARATION OF TRUST

the Trust, dated as of February 16, 2007, as the same may be amended and restated from time to time (the “Declaration”), including the designation of the terms of the Treasury HITS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Sponsor and The Bank of New York, as Guarantee Trustee, dated as of February 16, 2007 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein.

Section 5.13(d) of the Declaration provides for the procedures pursuant to which Holders of Corporate HITS and Treasury HITS may exchange them for Preferred HITS and Qualifying Treasury Securities. The form of Recombination Notice and Request required to be delivered in connection therewith is printed on the reverse hereof.

A copy of each of the Declaration and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Trust acting through one of its Regular Trustees has executed this Treasury HITS Certificate.

BAC CAPITAL TRUST XIV, acting through one of its Regular Trustees

By:
Name:
Date:

AMENDED AND RESTATED DECLARATION OF TRUST

CERTIFICATE OF AUTHENTICATION

This certificate represents the Treasury HITS referred to in the within-mentioned Declaration.

Dated:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Securities Registrar

By:
Authorized Signatory

AMENDED AND RESTATED DECLARATION OF TRUST

[FORM OF REVERSE OF SECURITY]

Distributions payable on each Treasury HITS will be set at 0.15% per annum accruing for each Treasury HITS from the Regular Distribution Date immediately preceding its issuance, on a cumulative basis (the “Coupon Rate”). The Coupon Rate is payable on the stated liquidation amount of $1,000 per Treasury HITS, such rate being the rate of Contract Payments payable with respect to the Notes to be held by the Property Trustee on behalf of the Trust. In addition, additional Distributions constituting the Treasury HITS Treasury Roll Over Amount as described in the Declaration is also payable on the Treasury HITS. Distributions in arrears will bear interest thereon (to the extent permitted by applicable law) at the Coupon Rate, compounded semi-annually. The amount of Distributions payable for any period will be computed on the basis of a 360-day year and twelve 30-day months.

Except as otherwise described below, Distributions on the Treasury HITS will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears on (i) each March 15 and September 15 commencing the first such date on which Treasury HITS are outstanding (each a “Distribution Date”) and (ii) the Stock Purchase Date if not otherwise a Distribution Date (provided, however, that in any event the last Distribution Date for the Treasury HITS shall be the Stock Purchase Date, except to the extent subordinated notes related to deferred interest are outstanding), to the Person in whose name the Treasury HITS is registered at the close of business on the regular record date for such installment, which will be the last day of the month immediately preceding the month in which the Distribution Date falls. The Trust will make Distributions on the Treasury HITS only to the extent it has received payments from the Sponsor on the Corresponding Assets. The Sponsor has the right to defer payments on the Corresponding Assets from time to time and in the event of such deferral, Distributions will also be deferred for the same period.

THE TREASURY HITS SHALL BE REDEEMABLE AS PROVIDED IN THE DECLARATION.

AMENDED AND RESTATED DECLARATION OF TRUST

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                    as tenants in common

UNIF GIFT MIN ACT:                  Custodian                 (cust)(minor) Under Uniform Gifts to Minors Act of

TENANT:                      as tenants by the entireties

JT TEN:                          as joint tenants with right of survivorship and not as tenants in common

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D.

or other Identifying Number of Assignee)

(Please print or type name and address including Postal Zip Code of Assignee)

the within Treasury HITS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney                    , to transfer said Treasury HITS Certificates on the books of BAC Capital Trust XIV, with full power of substitution in the premises.

Dated:	Signature

NOTICE: The signature to this assignment must

correspond with the name as it appears upon the

face of the within Treasury HITS Certificates in

every particular, without alteration or enlargement or

any change whatsoever.

SIGNATURE GUARANTEE:

AMENDED AND RESTATED DECLARATION OF TRUST

FORM OF RECOMBINATION NOTICE AND REQUEST

The Bank of New York Trust Company, N.A.

as Collateral Agent and Securities Registrar

10161 Centurion Parkway, 2nd Floor

Jacksonville, Florida 32256

Attention: Corporate Trust Administration

Re: Treasury HITS and Corporate HITS of BAC Capital Trust XIV

The undersigned Holder hereby notifies you pursuant to Section 5.13(d) of the Amended and Restated Declaration of Trust, dated as of February 16, 2007, of BAC Capital Trust XIV (the “Declaration”), among Bank of America Corporation, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York, as Delaware Trustee, the Regular Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.03 of the Collateral Agreement, that the Holder:

(i) is transferring $             Liquidation Amount of Treasury HITS and Corporate HITS in connection with an Exchange of such Treasury HITS and Corporate HITS for a Like Amount of Preferred HITS and Qualifying Treasury Securities,

(ii) hereby requests the Collateral Agent to release from the Pledge and deliver to the Holder Qualifying Treasury Securities in a principal amount equal to such Liquidation Amount, and

(iii) hereby requests the delivery to the Holder of such Preferred HITS of a Like Amount.

All capitalized terms used herein that are defined in the Declaration have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:	Signature Guarantee:

Please print name and address of Registered Holder:

Name:	Social Security or other Taxpayer Identification Number, if any:

Address:

AMENDED AND RESTATED DECLARATION OF TRUST

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Treasury HITS evidenced by this Global Certificate	Amount of decrease in Number of Treasury HITS evidenced by this Global Certificate	Number of Treasury HITS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

AMENDED AND RESTATED DECLARATION OF TRUST